UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PREMIER, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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October 22, 2014

Dear Premier Stockholders:

I am pleased to invite you to attend the Premier, Inc. 2014 Annual Meeting of Stockholders (the “Annual Meeting”). The meeting will be held on Friday, December 5, 2014 at our corporate headquarters located at 13034 Ballantyne Corporate Place, Charlotte, North Carolina, beginning at 10:00 a.m., Eastern Standard Time.

We will consider the items of business described in the Notice of 2014 Annual Meeting of Stockholders and in the proxy statement accompanying this letter. The proxy statement contains important information about the matters to be voted on and the process for voting, along with information about Premier, its management and its directors.

Every stockholder’s vote is important to us. Even if you plan to attend the Annual Meeting in person, please promptly vote by submitting your proxy by phone, by Internet or by mail if you hold Class A common stock or by providing your voting instructions to Wells Fargo Delaware Trust Company, N.A., the trustee of the Class B common stock under the Voting Trust Agreement, if you hold Class B common stock. The “Frequently Asked Questions” section of the proxy statement and the enclosed proxy card (or in the case of Class B common stock, the voting instruction card) each contain detailed instructions for submitting your proxy or instructions and voting your shares. If you plan to attend the Annual Meeting in person, you must provide proof of share ownership, such as an account statement or trust certificate, and a form of personal identification in order to be admitted to the meeting.

On behalf of the directors, management and employees of Premier, thank you for your continued support of and ownership in our company.

Sincerely,

Richard J. Statuto

Chairman of the Board of Directors

PREMIER, INC.

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 5, 2014

The Premier, Inc. 2014 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Friday, December 5, 2014 at our corporate headquarters located at 13034 Ballantyne Corporate Place, Charlotte, North Carolina, beginning at 10:00 a.m., Eastern Standard Time.

At the meeting, we will consider:

1. The election of five Class I Directors to the Board of Directors to serve until our 2017 annual meeting of stockholders.

2. The ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year 2015.

3. The approval of the Premier, Inc. Employee Stock Purchase Plan.

4. The transaction of such other business as may properly come before the Annual Meeting and any adjournment or postponement.

Holders of Class A common stock and Class B common stock at the close of business on our record date of October 6, 2014 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the meeting. With respect to the matters to be voted upon at the Annual Meeting, all shares of Class A common stock and Class B common stock will be voted together as a single class. For Class A common stock, the shares will be voted if present in person or represented by proxy. For Class B common stock, the shares will be voted by Wells Fargo Delaware Trust Company, N.A. (the “Trustee”), as trustee under the Voting Trust Agreement, by and among Premier, Premier Healthcare Alliance, L.P. (f/k/a Premier Purchasing Partners, L.P.), the holders of our Class B common stock and the Trustee (the “VTA”). As of the record date, our outstanding Class B common stock represented a significant percentage of our total outstanding shares of Class A and Class B common stock combined, and accordingly, can control the outcome of the matters to be voted upon at the Annual Meeting.

Your vote is important. Holders of Class A common and Class B common stock should vote or provide voting instructions, as applicable, in one of these ways:

(1) INTERNET: Go to www.proxyvote.com and follow the instructions. You will need to enter the control number printed on your proxy or voting instruction card;

(2) TELEPHONE: Call toll-free 1-800-690-6903 and follow the instructions. You will need to enter the control number printed on your proxy or voting instruction card; or

(3) MAIL: Complete, sign, date and promptly return your proxy or voting instruction card in the enclosed envelope.

In addition, holders of Class A common stock may submit a completed ballot in person at the Annual Meeting. While holders of Class B common stock are welcome to attend the Annual Meeting in person, they will not be able to vote or provide voting instructions at the Annual Meeting. Holders of Class B common stock may only vote their Class B common shares by providing the Trustee voting instructions.

For a period of at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the meeting, during regular business hours at our corporate headquarters located at 13034 Ballantyne Corporate Place, Charlotte, North Carolina.

If you plan to attend the Annual Meeting, you will need to obtain an admission ticket by showing proof of ownership and presenting photo identification. Instructions on how to obtain an admission ticket are set forth in the accompanying proxy statement under “How do I gain admission to the Annual Meeting?”

Important Notice Regarding the Availability of Proxy Materials

For the Annual Meeting of Stockholders to be Held on December 5, 2014

Premier, Inc.’s proxy statement on Schedule 14A, form of proxy or voting instruction card, and 2014 Annual Report (including the 2014 Annual Report on Form 10-K) are available at www.proxyvote.com after entering the control number printed on your proxy or voting instruction card.

By order of the Board of Directors,

Anna-Marie Forrest Corporate Secretary

October 22, 2014

PREMIER, INC.

PROXY STATEMENT

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EXPLANATORY NOTE

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including some of the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest to occur of: (i) our reporting $1 billion or more in annual gross revenues; (ii) the end of fiscal year 2019; (iii) our issuance, in a three year period, of more than $1 billion in non-convertible debt; and (iv) the date on which we are deemed to be a large accelerated filer under U.S. Securities and Exchange Commission (“SEC”) rules.

ii

PREMIER, INC.

2014 PROXY STATEMENT

INTRODUCTION

The 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Premier, Inc., a Delaware corporation (“Premier,” “we,” “us,” “our,” or the “Company”), will be held on Friday, December 5, 2014, beginning at 10:00 a.m., Eastern Standard Time, at our principal executive offices located at 13034 Ballantyne Corporate Place, Charlotte, North Carolina 28277. We encourage all of our stockholders to vote at the Annual Meeting, and we hope the information contained in this document will help you decide how you wish to vote at the Annual Meeting.

FREQUENTLY ASKED QUESTIONS

What is the purpose of this proxy statement?

The Premier, Inc. Board of Directors (the “Board of Directors” or “Board”) is (i) soliciting a proxy from each holder of our Class A common stock to vote on and (ii) requesting that voting instructions be provided to Wells Fargo Delaware Trust Company, N.A. the trustee (the “Trustee”) of the voting trust (the “Class B Voting Trust”) under the Voting Trust Agreement (the “VTA”) by and among Premier, Premier Healthcare Alliance, L.P. f/k/a Premier Purchasing Partners, L.P. (“Premier LP”) with respect to, the items to be considered at the Annual Meeting, which will be held on December 5, 2014.

This proxy statement and related materials are first being sent to our stockholders on or about October 22, 2014.

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to the rules adopted by the SEC, we are furnishing proxy materials to our stockholders primarily via the Internet, rather than mailing paper copies of these materials to each stockholder. We believe that this process expedites stockholders’ receipt of the proxy materials, lowers the costs of the Annual Meeting and helps conserve natural resources. On or about October 22, 2014, we will mail to each stockholder (other than those stockholders who previously had requested electronic or paper delivery of the proxy materials) a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials, including our proxy statement and annual report, on the Internet and how to access a proxy card (or voting instruction card in the case of holders of the Class B common stock) to vote on the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of the proxy materials. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a paper copy of the proxy materials unless you request one. If you would like to receive a paper copy of the proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. We may at our discretion voluntarily choose to mail or deliver a paper copy of the proxy materials, including our proxy statement and annual report, to one or more stockholders.

What items of business will be voted on at the Annual Meeting?

At the Annual Meeting, we will consider and act upon the following proposals:

1.	The election of five Class I Directors to the Board of Directors to serve until our 2017 annual meeting of stockholders;

2.	The ratification of the appointment of Ernst & Young LLP (“EY”) to serve as our independent registered public accounting firm for our fiscal year 2015;

3.	The approval of the Premier, Inc. Employee Stock Purchase Plan; and

4.	The transaction of such other business as may properly come before the Annual Meeting and any adjournment or postponement.

Who is entitled to vote at the Annual Meeting?

Holders of Class A common stock. Holders of our Class A common stock as of the record date of October 6, 2014 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the meeting.

Holders of Class B common stock. The Trustee, as the record holder of the Class B common stock on the Record Date, is entitled to vote the Class B common stock at the Annual Meeting and any postponement or adjournment of the meeting. However, as provided in the VTA, beneficial owners of Class B common stock as of the Record Date are eligible to provide voting instructions to the Trustee with respect to their shares of Class B common stock. Holders of Class B common stock must provide voting instructions not later than 12:00 p.m. Eastern Standard Time, December 3, 2014 in order to be counted.

How will the Trustee vote the Class B common stock held in the Class B Voting Trust?

Based on the instructions of the beneficial holders of the Class B common stock and pursuant to the VTA, the Trustee will vote all of the Class B common stock as a block in the manner determined by the plurality of the votes timely received by the Trustee from the Class B common stockholders for the election of directors to serve on our Board of Directors, and by a majority of the votes timely received by the Trustee from the Class B stockholders for all other matters. In the event that the voting instructions provided by the beneficial holders of the Class B common stock result in a tie, the Trustee shall vote all Class B common shares held in the Class B Voting Trust based upon written direction of the Company. In such case, the Company intends to instruct the Trustee to vote the Class B common shares in accordance with the recommendations of the Board of Directors on each matter as set forth in this proxy statement.

How does the Board of Directors recommend stockholders vote on the business of the Annual Meeting?

The Board of Directors recommends that stockholders vote their shares:

1.	“FOR” the election of each of the five Class I Director nominees identified in this proxy statement;

2.	“FOR” the ratification of the appointment of EY to serve as our independent registered public accounting firm for our fiscal year 2015; and

3.	“FOR” the approval of the Premier, Inc. Employee Stock Purchase Plan.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote in accordance with their judgment on such matter.

How many shares can vote at the Annual Meeting?

At the close of business on October 6, 2014, we had 32,383,848 shares of Class A common stock outstanding and 111,866,539 shares of Class B common stock outstanding. Each share of Class A common stock and each share of Class B common stock is entitled to one vote. However, the Trustee of the Class B Voting Trust will vote all shares of Class B common stock as a block based on voting instructions from the beneficial holders of the Class B common stock (or pursuant to the Company’s written directions, in the event such instructions result in a tie), as described above.

How many shares must be present or represented at the Annual Meeting to constitute a quorum to conduct business?

Under our Bylaws, the holders of a majority of the voting power of our stock (Class A common stock and Class B common stock combined) issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy at the Annual Meeting, constitute a quorum to conduct business at the Annual Meeting.

Abstentions will be treated as present for purposes of determining a quorum. Regardless of how the beneficial holders of Class B common stock instruct the Trustee to vote their shares, under the VTA, all of the shares of Class B common stock held in the Class B Voting Trust will be counted as present for the purposes of establishing a quorum. Accordingly, regardless of the number of shares of Class A common stock voted, we expect to have a quorum established for the Annual Meeting.

What vote is required to approve each of the items of business?

Election of directors. Directors will be elected by the holders of a plurality of the votes cast by the holders of Class A common stock and Class B common stock, voting together as one class, whether present in person or represented by proxy at the Annual Meeting, outstanding at the close of business on our Record Date and entitled to vote on the election of directors.

Ratification of independent registered public accounting firm. The affirmative vote of the holders of a majority of the votes cast by the holders of Class A common stock and Class B common stock, voting together as one class, whether present in person or represented by proxy at the Annual Meeting, outstanding at the close of business on our Record Date and entitled to vote will be required to ratify EY as our independent registered public accounting firm.

Approval of the Premier, Inc. Employee Stock Purchase Plan. The affirmative vote of the holders of a majority of the votes cast by the holders of Class A common stock and Class B common stock, voting together as one class, whether present in person or represented by proxy at the Annual Meeting, outstanding at the close of business on our Record Date and entitled to vote will be required to approve the Premier, Inc. Employee Stock Purchase Plan.

Can Class B holders determine the outcome of the proposals?

As of the Record Date, our outstanding Class B common stock represented approximately 78% of our total outstanding shares of Class A and Class B common stock combined. Accordingly, sufficient shares of Class B common stock are held in the Class B Voting Trust to determine the outcome of each item under consideration. Although the beneficial holders of our Class B common stock have not indicated how they will instruct the Trustee to vote their shares of Class B common stock, under the VTA, so long as we are a “controlled company” under the NASDAQ stock market (“NASDAQ”) rules, Class B common stockholders are required to use reasonable efforts to cause (i) the appointment or nomination of directors necessary to constitute the full Board of Directors; (ii) the election of at least three independent directors, including one of which is an “audit committee financial expert” under the federal securities laws and (iii) Premier to be in compliance with NASDAQ listing requirements. In the event that the voting instructions provided by the beneficial holders of the Class B common stock result in a tie, the Trustee shall vote all shares of Class B common stock held in the Class B Voting Trust based upon written direction of the Company. In such case, the Company intends to instruct the Trustee to vote the shares of Class B common stock in accordance with the recommendations of the Board of Directors on each matter as set forth in this proxy statement.

See “What effect do abstentions and broker non-votes have on the items of business?” for the effect of abstentions and broker non-votes on the required votes above.

What is the Class B common unit exchange process? Will it impact the Annual Meeting?

In connection with our reorganization and initial public offering (“IPO”), our member owners were issued Class B common units in Premier LP and an equivalent number of shares of our Class B common stock. Subject to the terms of the Exchange Agreement entered into as of September 25, 2013 and effective as of October 1, 2013 by and among us, Premier LP and its limited partners (the “Exchange Agreement”), each member owner has the cumulative right, subject to certain restrictions, commencing on October 31, 2014, and during each year thereafter, to exchange up to one-seventh of its initial allocation of Premier LP Class B common units, as well as any additional Premier LP Class B common units purchased by such member owner pursuant to certain rights of first refusal set forth in the Exchange Agreement, on a quarterly basis, for shares of our Class A common stock (on a one-for-one basis), cash or a combination of both, the form of consideration to be at the discretion of the Audit and Compliance Committee of our Board of Directors. For each Premier LP Class B common unit that is exchanged pursuant to the Exchange Agreement, the member owner will also surrender one corresponding share of Premier Class B common stock, which will automatically be retired.

As of the Record Date there were 111,866,539 Class B common units of Premier LP outstanding, of which 15,980,934 were eligible for exchange for Class A common stock under the Exchange Agreement. As of the Record Date and based on participation in the Class B common unit exchange process and our expected settlement of exchanged Class B common units for shares of our Class A common stock, we currently expect 4,685,267 shares of Class A common stock to be issued on or about October 31, 2014 and correspondingly, an equal number of shares of Class B common stock to be removed from the Class B Voting Trust, surrendered to us and retired.

Since the exchange date does not occur until October 31, 2014, which is after the Record Date, any shares of our Class A common stock issued in exchange for Class B common units will not be entitled to be voted at the Annual Meeting and, accordingly, will not have any impact on the outcome of the matters presented for approval. Upon surrender and retirement of shares of Class B common stock in connection with any Class B common unit exchange, the number of Class B common shares held in the Class B Voting Trust will also be reduced and, since such Class B common shares will no longer be eligible to be voted by the Trustee, the Trustee will not include those ineligible shares in its determination of the vote to be made on behalf of the holders of Class B common stock at the Annual Meeting.

As previously noted, as of the Record Date, our outstanding Class B common stock represented approximately 78% of our total outstanding shares of Class A and Class B common stock combined and thus, can determine the outcome of each item under consideration. However, following the completion of the exchange process, based on the discussion above, we expect the percentage of combined voting power represented by the Class B common stock to decrease. While we do not currently expect the Class B common unit exchange process to materially impact the Annual Meeting or the matters to be voted upon thereat, in the event that is not the case, we will provide updated soliciting material to our stockholders prior to the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our Class A common stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of record. If your shares are registered directly in your name with our transfer agent, Wells Fargo Bank, N.A., you are considered, with respect to those shares, the stockholder of record, and we have made these proxy materials available to you over the Internet or have delivered paper copies of these materials to you by mail, in connection with the solicitation of proxies for the Annual Meeting. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker, bank, or nominee has enclosed or provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares. If you do not provide the stockholder of record with voting instructions, your shares will constitute broker non-votes. The effect of broker non-votes is more specifically described in “What effect do abstentions and broker non-votes have on the items of business?” below.

All of the Class B common stockholders are beneficial owners of the Class B common stock held in the Class B Voting Trust. The Trustee is the record holder of all of the shares of Class B common stock. Beneficial owners of Class B common stock will receive a voting instruction card that should be used to provide voting instructions to the Trustee.

How can I have my shares represented at the Annual Meeting?

Voting by Proxy or Returning Voting Instruction Card

Holders of Class A common stock may submit a proxy by:

•	following the instructions on your proxy card to vote by telephone or the Internet. These instructions can also be found at www.proxyvote.com. Your telephone or Internet proxy must be received no later than 11:59 p.m., Eastern Standard Time, on December 4, 2014; or

•	completing, signing, dating and returning the proxy card so that it is received prior to the Annual Meeting.

Jeffrey W. Lemkin and Michael J. Alkire (the “proxy holders”) have been designated by our Board of Directors to vote the shares represented by proxy at the Annual Meeting. Mr. Lemkin is the General Counsel of Premier, and Mr. Alkire is the Chief Operating Officer of Premier.

•	The proxy holders will vote the shares represented by your valid and timely received proxy in accordance with your instructions.

•	If you do not specify instructions on your proxy when you submit it, the proxy holders will vote the shares represented by the proxy in accordance with the recommendations of the Board of Directors on each item of business listed above.

•	If any other matter properly comes before the Annual Meeting, the proxy holders will vote the shares represented by proxy on that matter in their discretion.

Beneficial holders of Class B common stock may submit a voting instruction card by:

•	following the instructions on your voting instruction card to vote by telephone or the Internet. These instructions can also be found at www.proxyvote.com. Your telephone or Internet voting instructions must be received no later than 12:00 p.m., Eastern Standard Time, on December 3, 2014; or

•	completing, signing, dating and returning your voting instruction card so that it is received no later than 12:00 p.m., Eastern Standard Time, on December 3, 2014.

Holders of Class B common stock must vote their shares in accordance with the VTA. Holders of Class B common stock must return their voting instructions as indicated above in order to have their voting instructions considered by the Trustee. Pursuant to the VTA, the Trustee, as the record holder, will vote all of the Class B common stock as a block in the manner determined by the plurality of the votes timely received by the Trustee for the election of directors to serve on our Board of Directors, and by a majority of the votes timely received by the Trustee for all other matters. The Trustee may vote the Class B common stock in person or by proxy in a manner similar to the holders of our Class A common stock.

Attending the Meeting

While we encourage voting in advance by proxy, holders of Class A common stock also have the option of voting their shares in person at the Annual Meeting. Beneficial owners of Class B common stock may only vote their shares in accordance with the terms of the VTA and cannot vote their shares in person at the Annual Meeting (although they are invited and welcome to attend the Annual Meeting in person).

Shares of Class A common stock held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. Submitting your proxy by telephone, by Internet or by mail will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person.

Shares of Class A common stock held beneficially in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. Owners of shares of Class A common stock held in street name that expect to attend and vote at the meeting should contact their broker, bank or nominee as soon as possible to obtain the necessary proxy.

Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Can I change my vote or voting instructions, or revoke my proxy, after I return my proxy or voting instruction card?

Holders of Class A common stock. You may change your vote or revoke your proxy before your proxy is voted at the Annual Meeting by:

•	sending written notice to Anna-Marie Forrest, Corporate Secretary, Premier, Inc., 13034 Ballantyne Corporate Place, Charlotte, North Carolina, 28277, so long as your revocation is received by 11:59 p.m., Eastern Standard Time, on December 4, 2014;

•	submitting a proxy bearing a later date than the proxy being revoked to Vote Processing c/o Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, NY 11717, so long as your later dated proxy is received by 11:59 p.m., Eastern Standard Time, on December 4, 2014;

•	voting again by telephone or the Internet by 11:59 p.m., Eastern Standard Time, on December 4, 2014; or

•	attending the Annual Meeting and voting in person.

Holders of Class B common stock. You may change your voting instructions before the Trustee votes on your behalf at the Annual Meeting by:

•	submitting voting instructions bearing a later date than the voting instructions being revoked to Vote Processing c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717, so long as your later dated voting instructions are received by 12:00 p.m., Eastern Standard Time, on December 3, 2014; or

•	submitting your voting instructions again by telephone or the Internet by 12:00 p.m., Eastern Standard Time, on December 3, 2014.

What effect do abstentions and broker non-votes have on the items of business?

A “broker non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. If you are a beneficial owner of Class A common stock, your bank, broker or other nominee holder of record is permitted to vote your shares on the ratification of the independent registered public accounting firm even if the record holder does not receive voting instructions from you. Absent instructions from you, the record holder may not vote on any “nondiscretionary” matter including a director election, an equity compensation plan (including the approval of the Premier, Inc. Employee Stock Purchase Plan), a matter relating to executive compensation, certain corporate governance changes, or any stockholder proposal. In that case, without your voting instructions, a broker non-vote will occur. For all other matters, including the ratification of our independent registered public accounting firm, the record holder may vote at its discretion. You should consult your bank, broker or other nominee holder if you have questions about this.

An “abstention” will occur at the Annual Meeting if your shares of Class A common stock are deemed to be present at the Annual Meeting, either because you attend the Annual Meeting or because you have properly completed and returned a proxy, but you do not vote on any proposal or other matter which is required to be voted on by our stockholders at the Annual Meeting. An abstention on any of the items listed above will have the effect of a vote against that item, except for the election of directors, for which abstentions will not be counted.

The affirmative vote of at least a majority of our issued and outstanding shares present, in person or by proxy, and entitled to vote at the Annual Meeting will be required to approve any stockholder proposal validly presented at a meeting of stockholders. Under applicable Delaware law, in determining whether any stockholder proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against any stockholder proposal, except for the election of any director nominee. Abstentions will have no effect on a vote to elect a director nominee and broker non-votes will be ignored for all votes. There are no dissenters’ rights of appraisal in connection with any stockholder vote to be taken at the Annual Meeting.

Shares of Class B common stock will be voted in accordance with the VTA. We do not expect any broker non-votes or abstentions at the Annual Meeting with respect to our Class B common stock.

What does it mean if I receive more than one proxy or voting instruction card?

Most likely, it means (i) your shares of Class A common stock are registered differently or are in more than one account or (ii) you own shares of both Class A and Class B common stock. Please provide voting instructions for all proxy and voting instruction cards you receive.

How do I gain admission to the Annual Meeting?

Attendance at the Annual Meeting is limited to Class A and Class B common stockholders as of the Record Date. Registration will begin at 9:15 a.m. Eastern Standard Time. You will need to get an admission ticket and bring a valid picture identification. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Additional rules of conduct regarding the meeting may be provided at the meeting.

If you are a registered holder of Class A common stock. Please mark the appropriate box on the proxy card, or indicate that you plan to attend the Annual Meeting when you vote by telephone or the Internet, and an admission ticket will be sent to you. Please bring photo identification with you for admittance to the meeting.

If you are a beneficial holder of Class A common stock or own Class B common stock held in the Class B Voting Trust. You must obtain an admission ticket in advance by sending a written request along with proof of ownership (such as your brokerage firm account statement or statement of holdings from our transfer agent or your Voting Trust Certificate) to Investor Relations, Premier, Inc., 13034 Ballantyne Corporate Place, Charlotte, North Carolina, 28277. Please bring photo identification with you for admittance to the meeting.

Who pays the cost of soliciting votes for the Annual Meeting?

We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. If you choose to access the proxy materials or vote over the Internet, however, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, when requested, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will request banks, brokers, nominees, custodians, and other fiduciaries who hold shares of our stock in street name, to forward these proxy solicitation materials to the beneficial owners of those shares and we will reimburse the reasonable out-of-pocket expenses they incur in doing so. We will also reimburse the Trustee for any reasonable expenses incurred in connection with the administration of its duties under the VTA in connection with the Annual Meeting.

Who will count the votes?

We have retained Broadridge to tabulate the votes and serve as the independent inspector of election for the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will publish the final results of the voting in a Current Report on Form 8-K within four business days of the Annual Meeting.

Can I access the proxy statement and annual report on the Internet?

Yes. As noted above, we are furnishing our proxy materials to our stockholders via the Internet, except for those stockholders who have elected to receive paper copies. We highly recommend that you receive electronic delivery of Premier, Inc. proxy statements, annual reports and other stockholder communications. This helps reduce the use of paper and lowers our printing, postage and other costs. If you have previously requested paper copies of such materials, you can elect to receive electronic copies when you vote on the Internet.

This proxy statement, the form of proxy and voting instruction card and our Annual Report on Form 10-K for the year ended June 30, 2014 (the “2014 Form 10-K”) are available at www.proxyvote.com. If you are a stockholder of record who has requested to receive paper copies of the proxy materials and would like to access future Company proxy statements and annual reports electronically instead of receiving paper copies in the mail, there are several ways to do this. You can mark the appropriate box on your proxy card or follow the instructions if you vote by telephone or the Internet. If you choose to access future proxy statements and annual reports on the Internet, you will receive a proxy card in the mail next year with instructions containing the Internet address for those materials. Your choice will remain in effect until you advise us otherwise. If you have Internet access, we hope you make this choice.

What is “householding” and how does it affect me?

Pursuant to SEC rules, we are permitted to deliver one copy of our Notice of Internet Availability of Proxy Materials, and our proxy materials for those who have elected paper copies, in a single envelope addressed to all stockholders who share a single address unless they have notified us they wish to “opt out” of the program known as “householding.” Under this procedure, stockholders of record who have the same address and last name receive only one copy of the Notice of Internet Availability of Proxy Materials or proxy materials. Householding is intended to reduce our printing and postage costs and material waste. WE WILL DELIVER A SEPARATE COPY OF THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, AND PROXY MATERIALS IF APPLICABLE, PROMPTLY UPON WRITTEN OR ORAL REQUEST. You may request a separate copy by contacting our Corporate Secretary at 13034 Ballantyne Corporate Place, Charlotte, North Carolina, 28277, or by calling 1-704-816-4662.

If you are a beneficial stockholder and you choose not to have the aforementioned disclosure documents sent to a single household address as described above, you must “opt-out” by writing to: Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or by calling 1-800-542-1061, and we will cease householding all such disclosure documents within 30 days. If we do not receive instructions to remove your account(s) from this service, your account(s) will continue to be householded until we notify you otherwise. If you are a beneficial stockholder and other stockholders with whom you share an address currently receive multiple copies of the aforementioned disclosure documents, or if you hold stock in more than one account and, in either case, you wish to receive only a single copy of the disclosure documents, please contact Broadridge at the address or phone number above. If you own shares in nominee name (such as through a broker), information regarding householding of disclosure documents should have been forwarded to you by your broker.

Who should I contact if I have questions?

If you are a holder of our Class A or Class B common stock through a brokerage account or the Class B Voting Trust, as applicable, and you have any questions or need assistance in voting your shares, you should contact the broker or bank where you hold the account or the Trustee of the Class B Voting Trust, accordingly.

If you are a registered holder of our Class A common stock and you have any questions or need assistance in voting your shares, please call our Investor Relations department at 1-704-816-5958.

As an additional resource, the SEC website has a variety of information about the proxy voting process at www.sec.gov/spotlight/proxymatters.shtml.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT WILL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE OF THIS PROXY STATEMENT.

COMPANY INFORMATION AND MAILING ADDRESS

We were organized as a Delaware corporation in 2013 in connection with our reorganization and IPO. Our mailing address is Premier, Inc., 13034 Ballantyne Corporate Place, Charlotte, North Carolina, 28277, and our telephone number is 704-357-0022. Our website address is www.premierinc.com. References in this proxy statement to “Premier,” “company,” “we,” “us” and “our” refer to Premier, Inc. and our consolidated subsidiaries, unless the context requires otherwise. References to “PHSI” refer to Premier Healthcare Solutions, Inc., and references to “Premier Plans” refer to Premier Plans, LLC, an affiliate of Premier that was merged into PHSI in 2013 in connection with our reorganization and IPO. Information on our website is not intended to be and shall not be deemed to be incorporated into this proxy statement.

ITEMS OF BUSINESS REQUIRING YOUR VOTE

ITEM 1 – ELECTION OF DIRECTORS

The Board is divided into three classes, each containing as nearly as possible an equal number of directors. The current term of office of our Class I Directors expires at the Annual Meeting, while the term for our Class II Directors expires at the 2015 annual meeting and the term for our Class III Directors expires at the 2016 annual meeting. Upon unanimous recommendation by the Nominating and Governance Committee of the Board of Directors, the Board proposes that the following nominees, Stephen R. D’Arcy, Lloyd H. Dean, Charles E. Hart, MD, Philip A. Incarnati and Alan R. Yordy, each a current Class I Director, be elected for new terms of three years and until their successors are duly elected and qualified as Class I Directors. Each of the nominees has consented to serve if elected. All of our director nominees are current members of our Board of Directors who were appointed in connection with, or shortly after the completion of, our initial public offering in October 2013. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxy holders will vote for the substitute nominee designated by the Board.

In April 2014, Dr. Hart announced his plans to retire as the President and Chief Executive Officer of Regional Health, one of our member owners, upon the appointment of his successor. We expect Dr. Hart to continue working with Regional Health during a transition period into 2015. Although the exact timing remains uncertain, we expect Dr. Hart to submit a letter of resignation to our Board of Directors on or about the time his transition period with Regional Health ends in accordance with our corporate governance guidelines, which our Board of Directors will then consider.

Director Qualifications and Biographies

The Nominating and Governance Committee, consistent with the desires of the full Board, seeks to achieve a Board that represents a diverse mix of skills, perspectives, talents, backgrounds and education that will enhance our decision-making process, oversee management’s execution of strategic objectives and represent the interests of all of our stockholders. Key factors considered in connection with the selection of director nominees are independence, critical thinking skills, practical wisdom and mature judgment in the decision-making process. Our Board composition reflects our commitment to include individuals from diverse backgrounds and with diverse experience, and the members of our Nominating and Governance Committee are mindful of that objective when they nominate directors for election. Our Board composition also reflects the Nominating and Governance Committee’s determination as to the appropriate size of the Board to facilitate effective communication and cooperation.

Important information about our corporate governance practices, the responsibilities and functioning of the Board and its committees, director compensation and related person transactions is found elsewhere in this proxy statement. We encourage you to review this information in connection with your decisions on the election of the director nominees.

The information set forth below includes, with respect to each nominee and each continuing director, his or her age as of the Record Date, principal occupation and employment during the past five years, the year in which he or she first became a director of the Company, and other public company directorships held by such person during the last five years. Further, each nominee’s and each continuing director’s independence status as determined by the Board of Directors in accordance with the standards set forth in our Corporate Governance Guidelines and the listing standards of the NASDAQ, as discussed under “Our Board of Directors,” is provided below. A director or director nominee designated below as a “member-director” is a director employed by a U.S. hospital member, health system or group of hospitals participating in our group purchasing program, which we refer to as our “member owners,” and, because of such relationship, is not deemed to be independent. Each of our directors also serves on the board of managers of Premier Services, LLC, a wholly-owned subsidiary of Premier and the general partner of Premier LP.

In addition to the experience, qualifications, attributes and skills of each nominee and continuing director outlined below, which have led the Board to conclude that such person should serve as a member of the Board, our Board believes that each nominee and each continuing director has demonstrated broad-based business knowledge, outstanding achievement in his or her professional career, commitment to ethical and moral values, personal and professional integrity, sound business judgment and a commitment to corporate citizenship.

Directors Standing for Election

Nominees to Serve Until the 2017 Annual Meeting

Stephen R. D’Arcy	59	Independent Director

Mr. D’Arcy has been a director of Premier since October 2013. Mr. D’Arcy has served as a Partner of Quantum Group LLC, an investment and consulting firm, since 2010. Previously, he worked for PricewaterhouseCoopers LLP, a multinational professional services firm, for 34 years, serving most recently as Global Automotive Leader from 2002 to 2010. He served on the board of Vanguard Health Systems Inc., a company previously listed on the New York Stock Exchange (“NYSE”), from 2011 to 2013. In addition, he currently serves on the board of Penske Corporation and the Hudson-Webber Foundation and served as Non-Executive Chairman of the board of trustees of The Detroit Medical Center from 2006 to 2010. Mr. D’Arcy obtained a bachelor’s degree in Business Administration from the University of Michigan. We believe Mr. D’Arcy’s qualifications to serve on our Board of Directors include his strong financial, corporate accounting, business development and leadership experience through his various corporate positions, his previous service as Chairman of the audit committee of another public healthcare company and his service on the boards of several privately-held companies and enterprises.

Committee Memberships: Audit and Compliance Committee and Compensation Committee

Lloyd H. Dean	64	Member-Director

Mr. Dean has been a director of Premier since October 2013. He served previously on the board of directors of PHSI from 2002 to 2005. Since 2000, Mr. Dean has served as the President and Chief Executive Officer of Dignity Health, which is one of our member owners. Mr. Dean currently serves as a member of the board of directors of Wells Fargo & Company, a NYSE listed company, Navigant Consulting, Inc., Cytori Therapeutics, Inc., a NASDAQ listed company, the Bay Area Council Executive Committee and as Chairman of the board of directors of the Committee on JOBS. Mr. Dean previously served as a member of the board of directors of Mercy Housing California and as Chairman of the board of directors of the Catholic Health Association of the United States. Mr. Dean received his bachelor’s degree and Master of Education from Western Michigan University and an honorary Doctorate of Humane Letters from the University of San Francisco. We believe Mr. Dean’s qualifications to serve on our Board of Directors include his more than 20 years of experience in the healthcare industry and his experience leading Dignity Health.

Committee Membership: Compensation Committee

Charles E. Hart, MD	65	Member-Director

Dr. Hart has served as Vice Chairman of the Board of Directors of Premier since September 2013 and as a director of Premier since May 2013. He was a member of the board of directors of PHSI and the board of managers of Premier Plans from 2010 to 2013. Since 2004, Dr. Hart has served as the President and Chief Executive Officer of Regional Health, which is one of our member owners and is the parent organization of Rapid City Regional Hospital and more than 40 other health care facilities throughout western South Dakota and eastern Wyoming. Dr. Hart currently serves as a member of the boards of directors of South Dakota Chamber of Commerce, Rapid City Economic Development Council, South Dakota Community Foundation and AHA Regional Policy Board 6, and is a member of the American Medical Association. Dr. Hart is also a member of the board of directors and past Chairman of Safety Net Hospitals for Pharmaceutical Access (and on the

executive and compensation committees). He is also a member of the board of directors of the Northern Plains Premier Collaborative, the board of directors (and on the finance committee) of Black Hills Vision, and the board of directors (and on the audit and finance committees) of Black Hills Community Health Center. From 2007 to 2012, Dr. Hart was a member of the board of directors of American State Bank and First Western Bank, and he currently serves as a member of the board of directors (as chairman of the technology committee) of First Interstate Bank, a NASDAQ listed company. Dr. Hart is also a past faculty member of the University of South Dakota Sanford School of Medicine. Dr. Hart received his bachelor’s degree from the University of Notre Dame, his medical degree from the University of Minnesota and his Master of Science in Administrative & Preventative Medicine from the University of Wisconsin. We believe Dr. Hart’s qualifications to serve on our Board of Directors include his approximately 30 years of experience in the healthcare industry and his longstanding commitment to finding ways to overcome challenges in today’s healthcare system.

Committee Membership: Nominating and Governance Committee (Chair) and Compensation Committee

Philip A. Incarnati	60	Member-Director

Mr. Incarnati has been a director of Premier since October 2013. Since 1989, Mr. Incarnati has served as the President and Chief Executive Officer of McLaren Health Care Corporation, which is one of our member owners. Mr. Incarnati currently serves as a member of the boards of directors of Anthelio Healthcare Solutions, Inc., ProTom International, Inc., Reliant Renal Care, Inc. and McLaren Health Care. Mr. Incarnati previously served as a member of the boards of directors of King Pharmaceuticals, McKesson Corporation, Theragenics Corporation and the Medical Staffing Network, and as Chair of the Eastern Michigan University Board of Regents. Mr. Incarnati received his bachelor’s degree and Master of Management and Finance from Eastern Michigan University. We believe Mr. Incarnati’s qualifications to serve on our Board of Directors include his approximately 35 years of experience in the healthcare industry and his experience holding top-level executive positions with several healthcare institutions.

Committee Membership: Finance Committee

Alan R. Yordy	62	Member-Director

Mr. Yordy has served as a member of the Board of Directors of Premier since May 2013 and was a member of the board of directors of PHSI and the board of managers of Premier Plans from 2010 to 2013. Since 2005, Mr. Yordy has served as the President and Chief Mission Officer of PeaceHealth, which is one of our member owners. Mr. Yordy currently serves as a member of the boards of directors of AEIX Insurance, Health Ventures, Inc. and the Catholic Health Association. Mr. Yordy also serves as a member of the board of directors of Columbia United Providers and the United Way–Columbia-Willamette of Portland, Oregon and is a member of the Alexis de Tocqueville Society for the United Way. Mr. Yordy obtained a bachelor’s degree from Grinnell College and a Master of Science and a Master of Business Administration from the University of Oregon. We believe Mr. Yordy’s qualifications to serve on our Board of Directors include his approximately 33 years of service as a senior healthcare executive with significant profit and loss, strategic leadership, patient safety and quality, medical group and health plan experience.

Committee Membership: Nominating and Governance Committee

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” the election of each of the director nominees named above.

In accordance with the Board’s recommendation, the proxy holders will vote the shares of Class A common stock covered by valid and timely received proxies “FOR” the election of each of the Class I director nominees set forth above, unless instructed otherwise. The Trustee will vote all of the Class B common stock as a block in the manner determined by the plurality of the votes timely received by the Trustee.

Other Directors Not Standing for Election at this Meeting

Directors who will continue to serve after the 2014 Annual Meeting are:

Class II Directors with Terms Expiring at the 2015 Annual Meeting

Robert Issai	59	Member-Director

Mr. Issai has served as a member of the Board of Directors of Premier since May 2013 and was a member of the board of directors of PHSI and the board of managers of Premier Plans from 2011 to 2013. Since 2006, Mr. Issai has served as the President and Chief Executive Officer of Daughters of Charity Health System, or DCHS, which is one of our member owners. Mr. Issai currently serves as a member of the boards of directors of DCHS and its member hospitals and medical foundation, O’Connor Hospital, Seton Medical Center, Saint Louise Regional Hospital, St. Vincent Medical Center, St. Francis Medical Center, the California Hospital Association, or CHA, and the CHA executive committee, the American Hospital Association Health Care Systems Governing Council, Marillac Insurance Company, Ltd., Health Professions Education Foundation and the Preferred Professional Insurance Company. Mr. Issai is also a member of the board of trustees of the Catholic Health Association of the United States, or CHAUSA, a member of the CHAUSA board executive committee, and Chair of the CHAUSA audit and compliance committees. Mr. Issai obtained a bachelor’s degree from Andrews University and his Master of Business Administration from California State Polytechnic University, Pomona. We believe Mr. Issai’s qualifications to serve on our Board of Directors include his approximately 30 years of management experience in major healthcare organizations and his experience serving on boards and working in various other capacities with numerous companies in the healthcare industry.

Committee Membership: Nominating and Governance Committee

William E. Mayer	74	Independent Director

Mr. Mayer has served as a member of the Board of Directors of Premier since May 2013 and was a member of the board of directors of PHSI and the board of managers of Premier Plans from 1997 to 2013. Since 1999, Mr. Mayer has served as a partner and founder of Park Avenue Equity Partners in New York. Mr. Mayer currently serves as a member of the boards of directors of BlackRock Kelso Capital Corporation, a NASDAQ listed company, and Lee Enterprises, Incorporated, a NYSE listed company, and is a member of the board of trustees of Columbia Group of Mutual Funds. Over the past 40 years, Mr. Mayer has been a member of the boards of directors of numerous other public and private companies. Mr. Mayer currently serves on the executive committee (and was the Chairman from 2000 to 2008) of the board of trustees of the Aspen Institute. He also serves as a member of the board of advisors of Miller Buckfire & Co. and is a board member of Acumen, the Rubin Museum and the Atlantic Council. Mr. Mayer also serves as a member of the board of governors at the Pardee RAND Graduate School, as a member of the Council on Foreign Relations and the U.S. Vietnam Dialogue Group and as the Vice Chairman of the Middle East Investment Initiative. Mr. Mayer was named to the 2013 National Association of Corporate Directors, which honors leaders in corporate governance and in the boardroom. He obtained his bachelor’s degree and Master of Business Administration from the University of Maryland. We believe Mr. Mayer’s qualifications to serve on our Board of Directors include his approximately 30 years of experience in financial and senior executive positions and his experience serving on the boards of several other public companies.

Committee Memberships: Compensation Committee (Chair), Finance Committee and Member Agreement Review Committee (Chair)

Keith B. Pitts	57	Member-Director

Mr. Pitts has served as a member of the Board of Directors of Premier since May 2013 and was a member of the board of directors of PHSI and the board of managers of Premier Plans from 2012 to 2013. Since 2013, Mr. Pitts has served as the Vice Chairman of Tenet Healthcare Corporation, a NYSE listed company, which is one of our member owners. From 1999 until the acquisition by Tenet Healthcare Corporation in 2013, Mr. Pitts served as Vice Chairman of Vanguard Health Systems, Inc., which was also a member owner and previously listed on the NYSE. Mr. Pitts serves on the boards of directors of Awarepoint Corporation, Airstrip Technologies, Inc. and the Federation of American Hospitals. Mr. Pitts obtained his bachelor’s degree from the University of Florida. We believe Mr. Pitts’ qualifications to serve on our board of directors include his approximately 30 years of experience in the healthcare industry and his experience serving as a senior executive for a public company in the healthcare industry.

Committee Memberships: Compensation Committee and Finance Committee (Chair)

Terry D. Shaw	52	Member-Director

Mr. Shaw has served as a member of the Board of Directors of Premier since May 2013 and was a member of the board of directors of PHSI and the board of managers of Premier Plans from 2012 to 2013. Since 2010, Mr. Shaw has served as the Executive Vice President, Chief Financial Officer and Chief Operations Officer of Adventist Health System, which is one of our member owners, and prior to that served that entity from 2000 to 2010 as the Senior Vice President and Chief Financial Officer. Mr. Shaw is currently a member of the Hospital Financial Management Association, the Texas State Board of Public Accountancy, the American College of Healthcare Executives and several other professional and service organizations. Mr. Shaw currently serves as a member of the boards of directors of Centura Health, Florida Hospital and Adventist Health System. Mr. Shaw obtained a bachelor’s degree from Southern Adventist University and his Master of Business Administration from the University of Central Florida. We believe Mr. Shaw’s qualifications to serve on our Board of Directors include his approximately 20 years of experience as a healthcare executive.

Committee Membership: Finance Committee

Richard J. Statuto	57	Member-Director

Mr. Statuto has served as a member and Chairman of the Board of Directors of Premier since May 2013. He was a member of the board of directors of PHSI and the board of managers of Premier Plans from 2011 to 2013. Since 2005, Mr. Statuto has served as the President and Chief Executive Officer of Bon Secours Health System, which has more than 30 facilities in seven states in the eastern United States and is one of our member owners. Previously, he served as President and Chief Executive Officer of St. Joseph Health System from 1995 to 2004. Mr. Statuto currently serves as a member of the boards of directors of Covenant Health Systems, Inc., Mercy Housing, Inc. and Catholic CEO Healthcare Connection. Mr. Statuto previously served as a member of the board of directors of Kmart Corporation, as Chairman of the board of directors of Catholic Health Association and as Vice Chairman of the board of directors of Christus Health System. Mr. Statuto received his bachelor’s degree in chemical engineering from Vanderbilt University and his Master of Business Administration from Xavier University. We believe Mr. Statuto’s qualifications to serve on our Board of Directors include his approximately 30 years of experience in the healthcare industry and his experience as a senior executive of an extensive healthcare system.

Committee Memberships: Compensation Committee and Finance Committee

Ellen C. Wolf	60	Independent Director

Ms. Wolf has been a director of Premier since October 2013. Ms. Wolf served as Senior Vice President and Chief Financial Officer of American Water Works Company, Inc., the largest investor-owned U.S. water and wastewater company, from 2006 until 2013. Previously, she served as Senior Vice President and CFO of USEC, Inc. beginning in 2003 and as Vice President and CFO of American Water Works from 1999 to 2003. Prior to that, since beginning her career in 1979, Ms. Wolf held various positions with increasing responsibility in corporate accounting, finance and business development. She serves as a director of Airgas, Inc., a NYSE listed company, since 2008 and also serves on the board of the Philadelphia Zoo and two privately-held companies. Ms. Wolf obtained a bachelor’s degree from Duke University and a Master of Business Administration from the University of Pennsylvania. We believe that Ms. Wolf’s qualifications to serve on our Board of Directors include her strong financial, corporate accounting, business development and leadership experience through her corporate senior executive positions, her service on the audit committee of another publicly-traded company and her current service on the audit and compensation committees of a privately-held company.

Committee Memberships: Audit and Compliance Committee, Nominating and Governance Committee and Member Agreement Review Committee

Class III Directors with Terms Expiring at the 2016 Annual Meeting

Susan D. DeVore	55	Employee-Director

Ms. DeVore has served as the President and Chief Executive Officer and as a member of the Board of Directors of Premier since May 2013. She has served in the same positions at PHSI and the general partner of Premier LP and also as a member of the board of directors of PHSI since 2009. She also served as a member of the board of managers of Premier Plans from 2009 to 2013. Ms. DeVore served as the Chief Operating Officer of PHSI from 2006 to 2009 and as the Chief Operating Officer for a number of other Premier entities from 2007 to 2009. Ms. DeVore’s previous executive experience includes over 20 years at Ernst & Young LLP, where she served as a Senior Healthcare Industry Management Practice Leader. Ms. DeVore also serves as a member of the board of directors or as a member of the following non-profit organizations: Healthcare Leadership Council, American Diversified Reinsurance, Ltd., Coalition to Protect America’s Healthcare, Medicare Rights Center, Charlotte Chamber of Commerce and the Institute of Medicine Roundtable on Value and Science Driven Healthcare. Ms. DeVore also serves as a member of the audit and finance committees of Adventist Health System. Ms. DeVore obtained a bachelor’s degree from the University of North Carolina at Charlotte and a Master of Management from McGill University. We believe Ms. DeVore’s qualifications to serve on our Board of Directors include her approximately 30 years of experience in senior positions involving hospital strategy, large-scale operations transformation, quality improvement and financial management.

Committee Membership: Member Agreement and Review Committee

Peter S. Fine	62	Member-Director

Mr. Fine has been a director of Premier since October 2013. He served previously on the board of directors of PHSI from 2003 through 2009. Since 2000, Mr. Fine has served as the President and Chief Executive Officer of Banner Health, which is one of our member owners. Mr. Fine currently serves as a member of the board of directors of Banner Health. In addition, he previously served on the boards of directors of Accuray Incorporated and the Translational Genomics Research Institute and as member of the Heard Museum board of trustees. Mr. Fine received his bachelor’s degree from Ohio University and Master of Arts in Healthcare Administration from George Washington University. We believe Mr. Fine’s qualifications to serve on our Board of Directors include his approximately 40 years of experience in the healthcare industry.

Committee Membership: Finance Committee

Tomi S. Ryba	59	Member-Director

Ms. Ryba has served as a member of the Board of Directors of Premier since May 2013 and was a member of the board of directors of PHSI and the board of managers of Premier Plans from 2012 to 2013. Since 2011, Ms. Ryba has served as the President and Chief Executive Officer of El Camino Hospital, which is one of our member owners. Before joining El Camino Hospital, Ms. Ryba served as the Senior Vice President of Allina Hospitals & Clinics and President of United Hospital, responsible also for River Falls Hospital, the Ambulance Company and Retail Pharmacy Division. Prior to her time at United Hospital, Ms. Ryba served as the Chief Operating Officer at UCSF Medical Center from 2002 to 2009. Ms. Ryba received her bachelor’s degree from the University of

California, Riverside and her Master of Health Administration from Chapman University. We believe Ms. Ryba’s qualifications to serve on our Board of Directors include her approximately 20 years of experience in the healthcare industry and her substantial experience overseeing the expansion of hospitals and healthcare organizations.

Committee Membership: Nominating and Governance Committee

Susan S. Wang	63	Independent Director

Ms. Wang has served as a member of the Board of Directors of Premier since May 2013 and was a member of the board of directors of PHSI and the board of managers of Premier Plans since from 2004 to 2013. She served in various capacities at Solectron Corporation from 1987 until her retirement in 2002, with her last position being Chief Financial Officer and Executive Vice President, Corporate Development. Ms. Wang currently serves as a member of the boards of directors (and on the audit committees) of Cirrus Logic, Inc. and Nektar Therapeutics, both NASDAQ listed companies. Ms. Wang previously served as a member on the boards of directors of Altera Corporation, a NASDAQ listed company, Calpine Corporation, a NYSE listed company, Suntech Power Holdings Co., Ltd., a NYSE listed company, RAE Systems Inc. and Avanex Corporation. Ms. Wang obtained her bachelor’s degree from the University of Texas and a Master of Business Administration from the University of Connecticut. We believe Ms. Wang’s qualifications to serve on our Board of Directors include her approximately 25 years of experience in financial and senior executive positions.

Committee Memberships: Audit and Compliance Committee (Chair) and Member Agreement Review Committee

There are no family relationships between any of our executive officers, directors and director nominees. The business address of each of our directors and director nominees is 13034 Ballantyne Corporate Place, Charlotte, NC 28277.

ITEM 2 – RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Ernst & Young LLP

In accordance with its charter, the Audit and Compliance Committee selected the firm of Ernst & Young LLP to be our independent registered public accounting firm for the fiscal year 2015 audit period, and with the endorsement of the Board of Directors, recommends to our stockholders that they ratify that appointment. The Audit and Compliance Committee will reconsider the appointment of EY for the next audit period if such appointment is not ratified. Representatives of EY are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire, and are expected to be available to respond to appropriate questions.

The Audit and Compliance Committee recognizes the importance of maintaining the independence of our independent registered public accounting firm, both in fact and appearance. Consistent with its charter, the Audit and Compliance Committee has evaluated EY’s qualifications, performance and independence, including that of the lead audit partner. The Audit and Compliance Committee reviews and approves, in advance, the audit scope, the types of non-audit services, if any, and the estimated fees for each category for the coming year. For each category of proposed service, EY is required to confirm that the provision of such services does not impair their independence. Before selecting EY, the Audit and Compliance Committee carefully considered that firm’s qualifications as an independent registered public accounting firm for the Company. This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit and Compliance Committee has expressed its satisfaction with EY in all of these respects. The Audit and Compliance Committee’s review included inquiry concerning any litigation involving EY and any proceedings by the SEC against the firm, if any. In this respect, the Audit and Compliance Committee has concluded that the ability of EY to perform services for Premier is in no way adversely affected by any such investigation or litigation.

Audit and Compliance Committee Pre-Approval of Accounting Services

The Audit and Compliance Committee of our Board of Directors is responsible for the appointment, oversight, and evaluation of our independent registered public accounting firm. In accordance with our Audit and Compliance Committee’s charter, our Audit and Compliance Committee must approve, in advance of the service, all audit and permissible non-audit services provided by our independent registered public accounting firm. Our independent registered public accounting firm may not be retained to perform the non-audit services specified in Section 10A(g) of the Exchange Act. The Audit and Compliance Committee has concluded that provision of the non-audit services described in that section is not compatible with maintaining the independence of EY.

The Audit and Compliance Committee has established a policy regarding pre-approval of audit and permissible non-audit services provided by our independent registered public accounting firm, as well as all engagement fees and terms for our independent registered public accounting firm. Under the policy, the Audit and Compliance Committee must approve the services to be rendered and fees to be charged by our independent registered public accounting firm. Typically, the Audit and Compliance Committee approves services up to a specific amount of fees. The Audit and Compliance Committee must then approve, in advance, any services or fees exceeding those pre-approved levels, subject to the de minimis exception set forth in Section 10A(i)(1)(B) of the Exchange Act. The Audit and Compliance Committee may delegate general pre-approval authority to a subcommittee of which the chairman of the Audit and Compliance Committee is a member. All requests or applications for services to be provided by our independent registered public accounting firm must be submitted to specified officers who may determine whether such services are included within the list of pre-approved services. All requests for services that have not been pre-approved must be accompanied by a statement that the request is consistent with the independent registered public accounting firm’s independence from Premier.

Principal Accounting Fees and Services

The following table presents the fees paid by Premier and its subsidiaries for services rendered by EY for the fiscal years ended June 30, 2014 and 2013.

	FY 2014	FY 2013
	(in 000s)
Audit Fees(1)	$2,276	$1,923
Audit-Related Fees(2)	77	38
Tax Fees(3)	493	138

Total(4)	$2,846	$2,099

(1)	Represents audit fees billed in each of fiscal years 2014 and 2013. Audit fees in fiscal years 2014 and 2013 reflect the audit of our financial statements, statutory audits and services provided in connection with our October 2013 reorganization and IPO, comfort letters and SEC filings.
(2)	Represents audit-related fees billed in each of fiscal years 2014 and 2013. Audit-related fees in fiscal years 2014 and 2013 principally related to services in connection with financial due diligence, compliance services, agreed upon procedures, financial statement audits of employee benefit plans and reviews of controls surrounding accounting information systems.
(3)	Represents tax fees billed in each of fiscal years 2014 and 2013. Tax fees in fiscal years 2014 and 2013 principally related to domestic tax compliance and other consulting services.
(4)	In fiscal years 2014 and 2013, EY did not provide any products and services that would be disclosed under “all other fees” in the table above.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of EY to serve as our independent registered public accounting firm for our fiscal year ending June 30, 2015.

In accordance with the Board’s recommendation, the proxy holders will vote the shares of Class A common stock covered by valid and timely received proxies “FOR” the ratification of the appointment of EY to serve as our independent registered public accounting firm for our fiscal year ending June 30, 2015, unless instructed otherwise. The Trustee will vote all of the Class B common stock as a block in the matter determined by the majority of the votes timely received by the Trustee.

ITEM 3 – APPROVAL OF THE PREMIER, INC. EMPLOYEE STOCK PURCHASE PLAN

On October 3, 2014, based upon the recommendation of the Compensation Committee of the Board of Directors, our Board of Directors approved the terms of the Premier, Inc. Employee Stock Purchase Plan (the “ESPP”), subject to stockholder approval. There are 3,685,500 shares of our Class A common stock reserved for issuance under the ESPP.

The ESPP provides a means for our employees to authorize payroll deductions on a voluntary basis to be used for the periodic purchase of our Class A common stock. Under the ESPP, employees may purchase up to $25,000 worth of our Class A common stock under the ESPP in any calendar year. All employees participating in the ESPP will have equal rights and privileges. The Board believes that the ESPP will encourage broader stock ownership by our employees and thereby provide an incentive for employees to contribute to the success of Premier. The Board intends for the ESPP to offer a convenient means for employees who might not otherwise purchase and hold our Class A common stock to do so and that the discounted purchase price feature of the ESPP provides a meaningful inducement to participate. The Board also believes that employees’ continuing economic interest, as stockholders, in the performance and success of Premier will enhance our entrepreneurial spirit, which we believe will greatly contribute to our long-term success.

The material features of the ESPP are summarized below. This summary, however, does not purport to be a complete description of the ESPP. The ESPP has been filed with the SEC as Appendix A to this proxy statement and may be accessed from the SEC’s website at www.sec.gov. The following summary is qualified in its entirety by reference to the complete text of the ESPP. The last sales price of our Class A common stock on the NASDAQ Global Select Market on October 6, 2014 was $31.69 per share.

Purpose

As noted above, the purpose of the ESPP is to provide a means by which employees of Premier may purchase shares of Premier Class A common stock, to assist us in retaining the services of our employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of Premier.

Administration

The Compensation Committee of the Board of Directors administers the ESPP and has the power to construe and interpret both the ESPP and the rights granted under it. The Compensation Committee has the power, subject to the provisions of the ESPP, to determine when and how rights to purchase Class A common stock will be granted and the provisions of each offering of such rights, which need not be identical. The Board of Directors may at any time (i) appoint a person or other committee to serve in such capacity, and (ii) act in lieu of the Compensation Committee on any matter authorized for administrative action under the Plan. The Board of Directors may revoke the authority of the Compensation Committee at any time. As used herein with respect to the ESPP proposal, references to the Board of Directors also includes any committee the Board of Directors appoints to administer the ESPP, as the context requires.

Stock Subject to ESPP

We have initially reserved an aggregate of 3,685,500 shares of Class A common stock for issuance under the ESPP. The number of shares available under the ESPP will be subject to adjustment as described below in the paragraph entitled “Adjustment Provisions.” If rights granted under the ESPP expire, lapse or otherwise terminate without being exercised, the shares of Class A common stock not purchased under such rights will again become available for issuance under the ESPP.

Offerings

The ESPP is implemented by offerings of rights to all eligible employees from time to time by the Board. The maximum length for an offering under the ESPP is 27 months. Offerings will begin on January 1 and July 1 of each year and consist of only one “purchase period” of six months. Prior to the commencement of any offering, the Board may change any or all terms of such offering and subsequent offerings, including the length of the offering period. The provisions of separate offerings need not be identical, but each offering will conform to the ESPP. We currently anticipate that the first offering will commence July 1, 2015.

Eligibility

Any person who is customarily employed at least 20 hours per week and more than five months per calendar year by Premier (or an affiliate of Premier as may be designated by the Compensation Committee from time to time as eligible to participate in the Plan) on the first day of an offering may participate in that offering, provided such employee has been continuously employed for at least six months preceding the first day of the offering. Officers of Premier or its subsidiaries or affiliates may participate in offerings under the ESPP, provided, however, that the Board may provide in an offering that certain employees who are “highly compensated” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), are not eligible to participate in the offerings. The Board may determine that service with a corporation acquired by Premier will constitute service with Premier for purposes of eligibility in the ESPP. The affiliates that have been designated to participate in the ESPP as of July 1, 2015 are Premier Supply Chain Improvement, Inc., Premier Healthcare Solutions, Inc. and Premier Healthcare Alliance, L.P. However, no employee is eligible to participate in the ESPP if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of our stock or the stock of any of our affiliates, including any stock which such employee may purchase under all outstanding rights and options. As of the Record Date, approximately 1,600 employees were eligible to participate in the ESPP.

Participation in the Plan

An eligible employee becomes a Plan participant by delivering to Premier an agreement authorizing payroll deductions for the purchase period. For each offering thereafter, the employee’s payroll deductions shall continue as originally elected, unless otherwise modified or terminated.

Purchase Price

Unless the Board of Directors otherwise provides, the purchase price per share of Class A common stock sold in an offering under the ESPP will be 85% of the fair market value of a share of our Class A common stock on the applicable purchase date. Under the ESPP, the fair market value of the Class A common stock on any relevant date shall generally be the closing selling price per share on such date, as officially quoted on the principal exchange on which it is traded. If there are no sales of stock on such day, then the closing selling price for the stock on the next preceding day for which there does exist such quotation shall be determinative of fair market value.

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares of Class A common stock is accumulated by payroll deductions over the period of the offering. A participant may elect to contribute up to 30% of his or her “eligible earnings” to the ESPP during each offering period. “Eligible Earnings” means compensation eligible to be deferred as an elective 401(k) contribution under the Premier, Inc. Retirement Savings Plan. At any time during the offering, a participant may terminate his or her payroll deductions as the Board provides in the offering. A participant may not otherwise adjust his or her participation percentage during any purchase period. The Compensation Committee may at any time change the rules relating to the timing and frequency of withdrawals. All payroll deductions made for a participant are credited to his or her account under the ESPP and deposited with our general funds.

Purchase of Class A Common Stock

By authorizing payroll deductions during the period, the employee is entitled to purchase shares of Class A common stock under the ESPP. On the applicable purchase date, a participant’s accumulated payroll deductions and other additional payments, if any, will be used to purchase shares of Class A common stock at the purchase price for the offering, up to the maximum number of shares permitted. No fractional shares will be issued and the amount, if any, remaining in a participant’s account after the purchase of shares on the purchase date (which is less than the amount required to purchase one share) will automatically be refunded to the participant on the last business day of each purchase period.

In connection with offerings made under the ESPP, the Board may specify a maximum number of shares of Class A common stock a participant may be granted the right to purchase. If the aggregate number of shares of Class A common stock to be purchased upon exercise of rights granted in the offering will exceed the maximum aggregate number of shares of Class A common stock available, the Board will make a pro rata allocation of available shares of Class A common stock in a uniform and equitable manner. However, no employee may purchase more than $25,000 worth of such Class A common stock, determined at the fair market value of the shares of Class A common stock at the time such rights are granted, under the ESPP in any calendar year.

Withdrawal

Each participant may withdraw from a given offering by delivering to us a notice of withdrawal from the ESPP. Such withdrawal may be elected at any time prior to the end of the applicable purchase period, except as provided by the Compensation Committee. Upon any withdrawal from an offering by the employee, we will distribute to the employee his or her accumulated payroll deductions without interest and such employee’s interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, unless the Compensation Committee provides otherwise, an employee’s withdrawal from an offering will not have any effect upon such employee’s ability to participate in other offerings under the ESPP, but such employee will be required to deliver a new payroll deduction authorization in order to participate in other offerings under the ESPP.

Termination of Employment

Rights granted pursuant to any offering under the ESPP terminate immediately upon cessation of an employee’s employment with Premier for any reason, and we will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

Rights granted under the ESPP are generally not transferable and may be exercised only by the person to whom such rights are granted.

Adjustment Provisions

If any change is made in the shares of our Class A common stock subject to the ESPP, or subject to any rights granted under the ESPP, without receipt of consideration by Premier, through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, combination of shares or other change affecting the outstanding stock, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by Premier, the ESPP and outstanding rights will be appropriately and proportionately adjusted in the maximum number of shares of Class A common stock subject to the ESPP and the number of shares of Class A common stock and price per shares of Class A common stock subject to outstanding rights.

Effect of Certain Corporate Transactions

In the event of:

•	a dissolution or liquidation of Premier; or

•	Premier entering into an agreement to dispose of all or substantially all of its assets or outstanding stock through a sale, merger or reorganization in which Premier is not the surviving corporation (other than a reorganization in which there is no substantial change in the stockholders of Premier or their relating stock holdings);

then all outstanding purchase rights under the Plan will automatically be exercised immediately prior to such event by applying all sums previously collected from participants during the purchase period of such transaction to the purchase of shares.

Duration, Amendment and Termination

The Board of Directors may suspend or terminate the ESPP at any time. Unless terminated earlier, the ESPP will automatically terminate on ten years after its effective date, or the date on which the shares of Class A common stock available under the ESPP, as adjusted from time to time, are exhausted. No rights may be granted under this ESPP while the ESPP is suspended or after it is terminated. The Board may amend the ESPP at any time. To the extent determined necessary or desirable by the Board, amendments to the ESPP will be submitted to the stockholders for approval. Rights granted before amendment or termination of the ESPP will not be adversely altered or impaired by any amendment or termination of the ESPP without consent of the employee to whom such rights were granted or except as necessary or desirable to comply with any laws or government regulations or as otherwise specifically provided in the ESPP.

Federal Income Tax Information

It is our intention that purchase rights under the ESPP qualify to the maximum extent possible for favorable tax treatment under Section 423 of the Code when granted to Employees. However, due to our corporate structure, the ESPP is not currently eligible to qualify for federal income tax treatment associated with rights granted under an employee stock purchase plan that qualifies under the provisions of Section 423 of the Code. Accordingly, a participant will be taxed on amounts withheld for the purchase of shares of Class A common stock as if such amounts were actually received. The participant will recognize ordinary compensation income for federal income tax purposes at the time of purchase measured by the excess, if any, in the value of the shares of Class A common stock at the time of purchase over the purchase price. Upon resale of the shares of Class A common stock by the participant, any difference between the sales price and the purchase price will be capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares of Class A common stock have been held for more than one year.

New Plan Benefits

The benefits to be received by our executive officers and employees as a result of the proposed approval of the ESPP are not determinable, since the amounts of future purchases by participants are based on elective participant contributions. No purchase rights have been granted, and no shares of Class A common stock have been issued, with respect to the 3,685,500 share allocation for which stockholder approval is sought under this proposal.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” the approval of the Premier, Inc. Employee Stock Purchase Plan.

In accordance with the Board’s recommendation, the proxy holders will vote the shares of Class A common stock covered by valid and timely received proxies “FOR” the approval of the ESPP, unless instructed otherwise. The Trustee will vote all of the Class B common stock as a block in the matter determined by the majority of the votes timely received by the Trustee.

CORPORATE GOVERNANCE AND BOARD STRUCTURE

Corporate Governance

Our corporate governance practices are established, monitored and regularly assessed by our Board of Directors with assistance from the Nominating and Governance Committee. The Board considers current and proposed legal requirements and governance best practices in connection with its decisions on our governance practices for the Company and its business.

Corporate Governance Guidelines

To assist the Board of Directors in the exercise of its duties and responsibilities and to serve the best interests of the Company and its stockholders, the Board of Directors has adopted Corporate Governance Guidelines that set forth, among other things:

•	the Board’s role in overseeing the management and conduct of the Company’s business, including:

•	the job description and specific functions of the Board and its committees;

•	Board membership criteria and core competencies required by members;

•	annual review and evaluation of the Chief Executive Officer by the Chairman of the Board in collaboration with the Compensation Committee;

•	annual senior management evaluation;

•	annual review and update, if appropriate, of the management succession plan;

•	risk management and oversight by the Audit and Compliance Committee; and

•	annual Board self-assessment to evaluate whether the Board is functioning effectively and meeting objectives and goals.

•	director qualifications and responsibilities, including:

•	individual director qualification standards and personal traits;

•	director nomination, selection and assessment;

•	director responsibilities to exercise common sense business judgment, exercise their fiduciary duties to all stockholders, and exercise personal accountability through regular attendance and participation and investment of time and energy in the Company’s business;

•	limits on other board service;

•	director orientation and continuing education;

•	notice of changes in principal employment or changes in independence; and

•	director compensation and required stock ownership.

•	Board independence, including:

•	director independence standards while the Company is a “controlled company” under NASDAQ rules and thereafter and required reviews of each director’s independence;

•	Board leadership and the annual election of a Board chair that is not an officer of the Company; and

•	independence and other qualifications for Board committee members while the Company is a “controlled company” under NASDAQ rules and thereafter.

•	Board accountability, ethics and integrity, including:

•	adherence to the Board’s Conflict of Interest Policy;

•	adherence to the Company’s Code of Conduct and the Board Code of Ethics;

•	regularly held executive sessions outside the presence of management; and

•	Board access to and retention of independent advisors.

•	Board structure, including:

•	Board size and review of the same;

•	Board class structure and term of each class;

•	term limits; and

•	resignation and failure to be re-elected.

•	Board committees, including:

•	standing committees and committee structure;

•	assignment and rotation of committee members; and

•	committee meeting frequency, length and agenda.

•	Board meetings, agenda and information, including:

•	regular meeting schedules and attendance expectations;

•	Board agenda process;

•	Board information flow, materials and presentations;

•	director access to senior management;

•	right to call a special meeting of the Board and related procedures; and

•	annual stockholder meeting and attendance.

•	Board interaction/communications with stockholders, analysts, institutional investors, member owners and the media where appropriate.

•	Board responsiveness to stockholder proposals that receive substantial support.

Under its charter, the Nominating and Governance Committee, in consultation with the Chairman of the Board and the Chief Executive Officer, periodically reviews, revises, interprets and confirms compliance with the Corporate Governance Guidelines.

Code of Ethics

We have adopted a Corporate Code of Conduct, as well as a Board Code of Ethics and a Board Conflict of Interest Policy and Disclosure Statement, together our “code of ethics,” that apply, as applicable, to all employees, directors and officers, including our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. The purpose of the code of ethics is to deter wrongdoing and promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports required to be filed with or submitted by us to the SEC and in other public communications;

•	compliance with all applicable rules and regulations that apply to us and our officers and directors;

•	the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•	accountability for adherence to the code.

We will disclose any future amendments to, or waivers from, certain provisions of these ethical policies and standards for officers and directors on the Investors section of our website at http://investors.premierinc.com promptly following the date of such amendment or waiver. Upon written request to our Corporate Secretary, we will also provide a copy of the code of ethics free of charge.

Corporate Website

We maintain a “Corporate Governance” area within the “Investors” section of our website where you can find copies of our principal governance documents and ethics policies. Our “Corporate Governance” area is located at http://investors.premierinc.com/corporate-governance.cfm and includes the following documents, among others:

•	Certificate of Incorporation;

•	Bylaws;

•	Corporate Governance Guidelines;

•	Whistleblower Policy;

•	Insider Trading Policy;

•	Corporate Code of Conduct (in the “Ethics and Compliance” subsection);

•	Group Purchasing Code of Conduct (in the “Ethics and Compliance” subsection);

•	Board Code of Ethics;

•	Board Conflict of Interest Policy and Disclosure Statement;

•	Audit and Compliance Committee Charter;

•	Nominating and Governance Committee Charter;

•	Finance Committee Charter;

•	Compensation Committee Charter;

•	Conflict Advisory Committee Charter; and

•	Member Agreement Review Committee Charter.

We encourage our stockholders to read our governance documents, as we believe they illustrate our commitment to good governance practices and ethical business conduct.

Role of the Board in Oversight of the Company’s Risks

Our Board of Directors plays an active role in overseeing management of our risks. The committees of our Board of Directors assist our full Board in risk oversight by addressing specific matters within the purview of each committee. Our Audit and Compliance Committee focuses on oversight of financial and ethical risks relating to us, our Compensation Committee focuses primarily on risks relating to executive compensation plans and arrangements and our Nominating and Governance Committee focuses on reputational and corporate governance risks relating to our company including the independence of our Board of Directors. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our full Board of Directors remains regularly informed regarding such risks through committee reports and otherwise. In addition, our Board and its committees receive regular reports from our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, General Counsel, Chief Ethics and Compliance Officer, and other members of senior management regarding areas of significant risk to us, including operational, strategic, legal and regulatory, financial and reputational risks. We believe the leadership structure of our Board of Directors supports and promotes effective risk management and oversight.

Communications to Directors

Stockholders and other parties interested in communicating directly to the Board of Directors, any committee, or any non-employee director may do so by writing to the address listed below:

PREMIER, INC.

BOARD OF DIRECTORS

13034 BALLANTYNE CORPORATE PLACE

CHARLOTTE, NORTH CAROLINA 28277

ATTENTION: [Addressee*]

* Including the name of the specific addressee(s) will allow us to direct the communication to the intended recipient.

All communications received as set forth in this paragraph will be opened by the office of our General Counsel for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board of Directors or any group or committee of directors, the General Counsel’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

Board Structure and Director Nominations

Board Structure and Meetings

The Board’s overarching responsibility is to advise and oversee the management and conduct of the Company’s business by its Chief Executive Officer and other members of management charged with the long-term health and overall success of Premier’s business. To that end, our business, property, and affairs are managed under the direction of our Board of Directors. Our Board size may not exceed 18 directors, and is currently comprised of 15 members, four of whom are independent under the standards discussed below, 10 of whom are member-directors as discussed below, and Ms. DeVore, our Chief Executive Officer. The Board is divided into three classes (Class I, Class II and Class III) with staggered terms of three years each. The term of one class expires at each annual meeting of stockholders; thus, directors typically stand for election after three years, unless they are filling an unexpired term. Under our Corporate Governance Guidelines, no director may serve for more than two full three-year consecutive terms except for (i) the Chief Executive Officer; (ii) each director who is not a director, officer, employee or agent of, or otherwise affiliated with, any stockholder of the Company and (iii) a Director serving as Chairman of the Board, whose term may be extended at the discretion of the Board.

Our Bylaws and Corporate Governance Guidelines provide that the Chairman of the Board shall not be an officer of the Company. We believe that having a non-executive Chairman of our Board creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management’s actions are in the best interests of the company and its stockholders. Our Chief Executive Officer, Board Chairman and Board Vice-Chairman work together to set the Board agenda. Board members are invited to make agenda suggestions, and the Board approves the annual schedule of Board and committee items. The Board Chairman presides over Board meetings and coordinates the work of the committees of our Board of Directors and performs other duties delegated to the Chairman by our Board of Directors. Committee assignments and designation of the committee chair will be made by the Board based upon recommendations of the Board Chairman and Nominating and Governance Committee. Executive sessions of independent directors, held outside the presence of members of Board management, are scheduled at each in-person Board meeting and may be called at any other Board or committee meeting. The Board Chairman presides over executive sessions.

The Board of Directors adopted the foregoing structure to promote decision-making and governance independent of that of our management and to better perform the Board’s monitoring and evaluation functions. Members of our Board of Directors are kept informed of our business through discussions with our Chief Executive Officer and other officers, by reviewing materials provided to them, by visiting our offices, and by participating in meetings of the Board of Directors and its committees.

Under our Corporate Governance Guidelines, Board members are expected to prepare for and attend at least 75% of all Board and applicable committee meetings. The Board of Directors met 14 times during fiscal year 2014. Each incumbent member of the Board of Directors attended 75% or more of the meetings of the Board of Directors and of the committees on which he or she served that were held during the period for which he or she was a director or committee member, respectively. In addition, it is our policy that directors are expected to attend the annual meeting of stockholders. The Annual Meeting is our first annual meeting of stockholders since our initial public offering in October 2013. All members of our Board of Directors are expected to attend the Annual Meeting.

Criteria for Board Members

Our Corporate Governance Guidelines provide criteria applicable to both the composition of the Board as a whole and for individual directors. The Board as a whole has been designed to possess all of the following core competencies, with each director contributing knowledge, experience, and skills in at least one of the following domains:

•	senior executive level leadership experience;

•	group purchasing, value-based purchasing, pharmacy management, and supply chain operations;

•	healthcare transformation, healthcare continuum of care and population management;

•	performance improvement, clinical quality improvement, patient safety, outcomes management, risk management and healthcare measurement;

•	information technology and knowledge management;

•	outsourcing services;

•	finance, audit and major transactions/M&A/private equity/public equity;

•	national perspective on healthcare policy and advocacy; or

•	healthcare insurance and payment systems.

The Board has adopted a Board Competency and Succession Plan Policy as the guideline for the Nominating and Governance Committee in evaluating and nominating Board candidates. The Board recognizes that criteria changes as the membership of the Board changes and takes into account the current make-up and requirements of the Board in its nomination process. To be considered for Board membership, individual directors should possess the following personal traits:

•	a strong strategic planning orientation, including the ability to view the Company’s goals and plans strategically;

•	ability to effectively oversee risk and innovation thus safeguarding the Company’s mission and stockholder interests;

•	ability to listen, engage, reflect and generally work effectively with other directors and management;

•	willingness to ask management and each other tough questions and challenge traditional thinking;

•	adeptness at managing change, ambiguity and complexity;

•	integrity backed by a record of ethical conduct;

•	understanding of the importance and implications of compliance with regulatory requirements; and

•	interest and ability to serve in a Board leadership position (i.e., Board Chairman, Vice-Chairman, committee Chair, etc.) in the future.

With respect to member-directors, the Board Competency and Succession Plan Policy requires consideration of the following characteristics:

•	type of stockholder (i.e., member owner, group affiliate, etc.);

•	type of organization (i.e., health system, hospital, other);

•	organization’s size and scope of services;

•	organization’s primary markets (i.e., urban; suburban; rural; safety net);

•	geography;

•	level of engagement with the Company (i.e., group purchasing volume, revenue); and

•	candidate’s gender, ethnic background and age.

Board Diversity

Although there is no formal policy on diversity of nominees, both the Board of Directors and the Nominating and Governance Committee believe that diversity of skills, perspectives and experiences as represented on the Board as a whole, in addition to the primary factors, attributes or qualities discussed above, promotes improved monitoring and evaluation of management on behalf of the stockholders and produces more creative thinking and solutions. The Nominating and Governance Committee considers, but does not choose solely based on, the distinctive skills, perspectives and experiences that candidates diverse in gender, ethnic background, geographic origin and professional experience offer. In addition, under our Board Competency and Succession Plan Policy, the Board seeks to have a composition diverse in gender, ethnicity and age. Our Corporate Governance Guidelines do not explicitly provide limitations on Board service due to age.

Resignation Policy; Vacancies

Under our Corporate Governance Guidelines, our non-management directors must submit a letter of resignation upon resignation or retirement from, or termination of, the director’s principal current employment, or other similarly material changes in professional occupation or association. The Board is free to accept or reject the letter of resignation based on the best interests of the Board and stockholders and shall promptly notify such director of its decision.

A director appointed by the Board to fill a vacancy, including a vacancy created by a resignation, will serve until the next election of the class for which such director has been appointed and until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

Director Nomination Process

The Nominating and Governance Committee, in consultation with the Chairman of the Board and the Chief Executive Officer, is responsible for identifying, considering, recommending, recruiting and selecting, or recommending that the Board select, candidates to fill open positions on the Board consistent with Board-approved criteria and qualifications for membership. It is the Board’s expectation that all Board members participate in Board recruitment efforts.

Internal Process for Identifying Candidates

The Board Competency and Succession Plan Policy is the guideline for the Nominating and Governance Committee in evaluating and nominating Board candidates. The Nominating and Governance Committee has two primary methods for identifying director nominees (other than those proposed by stockholders, as discussed below). First, on a periodic basis, the Committee solicits ideas for possible candidates from members of the board of directors, senior level executives, and individuals personally known to the members of the board. Second, the Committee may from time to time use its authority under its charter to retain, at the Company’s expense, one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms).

Proposals for Director Nominees by Stockholders

The Nominating and Governance Committee will consider written proposals from stockholders for director nominees that are timely and properly noticed. In considering candidates submitted by stockholders, the Nominating and Governance Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate. In accordance with Article I, Section 12 of our Bylaws, to be timely, stockholder notice must be delivered to or mailed and received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 70 days, from such anniversary, proposed nominee(s) and related notice, in order to be timely, must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The Nominating and Governance Committee received no nominee recommendations from stockholders for the Annual Meeting. Stockholder nominations for our 2015 annual meeting of stockholders must be received at our principal executive offices on or after August 7, 2015 and not later than September 6, 2015. A stockholder’s notice must be in the form set forth in Article I, Section 12 of our Bylaws and must be addressed to Premier, Inc., 13034 Ballantyne Corporate Place, Charlotte, North Carolina 28277, Attention: Corporate Secretary.

Article I, Section 12 of our Bylaws requires, among other things, that the notice must set forth:

(1) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

(2) the name and record address of the stockholder giving notice and the beneficial owner, if any, on whose behalf the nomination is being made;

(3) the class and number of shares of the Company’s stock which are owned beneficially and of record by such stockholder and such beneficial owner;

(4) a representation that the stockholder intends to appear in person or by proxy at the meeting to propose such nomination;

(5) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the nominee and/or (ii) otherwise to solicit proxies from stockholders in support of such nominee;

(6) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

(7) a description of any agreement, arrangement or understanding with respect to the nomination and/or the voting of shares of any class or series of stock of the Company between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, “proponent persons”); and

(8) a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) the intent or effect of which may be (i) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Company; (ii) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Company and/or (iii) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Company.

A stockholder proposing a nominee for the annual meeting must update and supplement the notice required by Article I, Section 12 of our Bylaws so that the information in the notice is true and correct as of the record date for the annual meeting and as of the date that is 15 days prior to the annual meeting or any adjournment or postponement thereof; such update and supplement shall be delivered in writing to the Corporate Secretary at the principal executive offices of the Company not later than five days after the record date for the meeting (in the case of any update and supplement required to be made as of the record date), and not later than 10 days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of 15 days prior to the meeting or any adjournment or postponement thereof). The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company. Any stockholder that intends to submit a nominee should read the entirety of the requirements in our Bylaws, particularly Article I, Section 12, which can be found in the Investors section of our website at http://investors.premierinc.com.

Evaluation of Candidates

The Nominating and Governance Committee will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. If, after the Committee’s initial evaluation, a candidate meets the criteria for membership, the Chair of the Nominating and Governance Committee will interview the candidate and communicate the Chair’s evaluation to the other members of the Committee, the Chairman of the Board and the Chief Executive Officer. Later reviews will be conducted by other members of the Committee and senior management. Ultimately, background and reference checks will be conducted and the Committee will meet to finalize its list of recommended candidates for the Board’s consideration. The candidates recommended for the Board’s consideration will be those individuals who will create a Board of Directors that is, as a whole, strong in its collective knowledge of, and diverse in skills and experience with respect to, accounting and finance, management and leadership, vision and strategy, business operations, business judgment, crisis management, risk assessment, industry knowledge, corporate governance and global markets.

Director Independence

Status as a “Controlled Company”

We are currently a “controlled company” under NASDAQ rules because our member owners, acting as a group pursuant to the terms of the VTA, own more than 50% of the total voting power of our outstanding common stock. As a “controlled company,” we are not required by NASDAQ for continued listing of Class A common stock to (i) have a majority of independent directors; (ii) maintain an independent compensation committee or (iii) maintain an independent nominating function. We intend to take advantage of all of these exemptions from NASDAQ listing requirements for the foreseeable future. As discussed below, we do maintain an Audit and Compliance Committee comprised entirely of independent directors. Once we cease to qualify as a “controlled company,” and after any permitted phase-in period, the Board expects to have a majority of independent directors and independent committees as required by NASDAQ.

Review of Director Independence and Standards for Independence

On August 21, 2014, the Board of Directors undertook its review of the independence of its directors and director nominees as independent directors based on our Corporate Governance Guidelines. Independent directors must meet the standards of independence established by NASDAQ. The Board reviews annually the independence of each director, taking into consideration the recommendations of the Nominating and Governance Committee. Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as independent.

The Board of Directors assessed whether any director had a relationship which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of such director. In addition, the Board assessed whether any of the following relationships existed between the Company and the director or the director’s family members (i.e., spouse, parents, children and siblings or anyone residing in the director’s home) that would prohibit a finding of independence under NASDAQ rules:

•	at any time during the past three years was the director employed by the Company;

•	has the director or a family member of the director accepted any compensation from the Company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the determination of independence, other than the following: (i) compensation for Board or Board committee service; (ii) compensation paid to a family member who is an employee (other than an executive officer) of the Company or (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•	does the director have a family member who is, or at any time during the past three years was, employed by the Company as an executive officer;

•	is the director or his family member a partner in, or a controlling stockholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the Company’s securities or (ii) payments under non-discretionary charitable contribution matching programs;

•	is the director or his family member employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company serve on the compensation committee of such other entity; or

•	is the director or his family member a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

In connection with this determination, on an annual basis, each director and executive officer is required to complete a questionnaire which requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest. There were no such transactions or contributions in fiscal year 2014.

Determination of Director Independence

Based on its review, the Board of Directors affirmatively determined that each of Stephen R. D’Arcy, William E. Mayer, Ellen C. Wolf and Susan S. Wang is an independent director in accordance with our Corporate Governance Guidelines. Each of Lloyd H. Dean, Charles E. Hart, MD, Philip A. Incarnati, Alan R. Yordy, Robert Issai, Keith B. Pitts, Terry D. Shaw, Richard J. Statuto, Peter S. Fine, and Tomi S. Ryba is a member-director. Ms. DeVore, who is our Chief Executive Officer, was not deemed to be independent.

Each of our independent directors satisfies the definition of “independent director” contained in Rule 5605 of the NASDAQ listing standards. As a result of the review and determination above, the Board determined that:

•	each member of the Audit and Compliance Committee was an independent director under our Corporate Governance Guidelines and otherwise meets the qualifications for membership on such committee imposed by the NASDAQ and other applicable laws and regulations; and

•	each member of the Audit and Compliance Committee had accounting or related financial management expertise and was financially literate, and otherwise meets the audit committee membership requirements imposed by the NASDAQ, our Corporate Governance Guidelines, and other applicable laws and regulations; and that Ms. Wang qualifies as an “audit committee financial expert” within the meaning of SEC regulations.

In addition, there are no arrangements or understandings known to us between any of the directors nominated for election to the Board of Directors and any other person pursuant to which a director was or is to be elected as a director or nominee, other than any arrangements or understandings with directors or officers of the Company acting solely in their capacities as such. None of our directors, nominees or executive officers is a party to any material proceedings adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries. In determining the independence of Ms. Wolf, who is also a member of the board of directors of Airgas, Inc., one of our contracted suppliers, our Board of Directors considered the relationship arising through the ordinary course of business between us and Airgas, Inc., but did not consider that fact material to its independence determination.

Committees of the Board of Directors

Committee Memberships and Meetings

The Board reviews and determines the membership of our Board committees at least annually, with input from the Nominating and Governance Committee. Our Board of Directors has the following five standing committees, each of which is governed by a charter and reports its actions and recommendations to the Board of Directors: Audit and Compliance Committee, Compensation Committee, Nominating and Governance Committee, Finance Committee, and Member Agreement Review Committee. The following table shows the number of meetings held in fiscal year 2014 and the current membership of each Board committee.

	Audit and Compliance Committee	Compensation Committee	Nominating and Governance Committee	Finance Committee	Member Agreement Review Committee
Number of Meetings in 2014	10	3	4	8	2

Susan D. DeVore					X
Richard J. Statuto		X		X
Charles E. Hart, MD		X	Chair
Robert Issai			X
William E. Mayer		Chair		X	Chair
Keith B. Pitts		X		Chair
Tomi S. Ryba			X
Terry D. Shaw				X
Susan S. Wang	Chair				X
Alan R. Yordy			X
Lloyd H. Dean		X
Peter S. Fine				X
Philip A. Incarnati				X
Ellen C. Wolf	X		X		X
Stephen R. D’Arcy	X	X

The Audit and Compliance Committee of the Board of Directors also maintains a Conflict Advisory Committee, which includes Ms. Wang, Ms. Wolf, Mr. D’Arcy, the Company’s General Counsel and the Chief Ethics and Compliance Officer, and a Disclosure Committee, which includes among others, the Company’s General Counsel, Corporate Controller and the Chief Ethics and Compliance Officer. Prior to our IPO, the Board of Directors maintained an Equity Grant Committee that included Messrs. Mayer, Pitts, Statuto and Ms. Wang (and another member that did not remain a board member after the IPO) and an IPO Pricing Committee that included Messrs. Mayer, Pitts, Shaw and Ms. Wang. Following the IPO, the Equity Grant Committee and the IPO Pricing Committee were terminated.

Board Committee Charters

As discussed in more detail in the descriptions of each of our Board committees below, each of our Board committees operates under a written charter adopted by the Board. The charters set forth the purpose, objectives and responsibilities of the respective committee and discuss matters such as committee membership requirements, number of meetings and the setting of meeting agendas. The charters are assessed periodically by the Nominating and Governance Committee and the respective committee and are updated by the Board as needed. The Board committee charters are available under the Investors section of our website at http://investors.premierinc.com.

Audit and Compliance Committee

Our Audit and Compliance Committee is intended to meet the requirements of a separately designated standing audit committee as defined under Section 3(a)(58)(A) of the Exchange Act. The Audit and Compliance Committee must consist of at least three members of the Board, with each member satisfying the independence requirements for directors and audit committee members under NASDAQ rules and Rule 10A-3 of the Exchange Act. Each member of the Audit and Compliance Committee must be financially literate and at least one member of the Audit and Compliance Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background which results in the individual’s financial sophistication, as each such qualification is interpreted by the Board in its business judgment. In addition, to the extent practicable, at least one member of the Audit and Compliance Committee shall be an “audit committee financial expert” as such term is defined by the SEC.

The specific responsibilities of the Audit and Compliance Committee set forth under its charter are, among others, to:

•	review and discuss with management and the independent auditors the annual audited and quarterly interim financial statements and other related disclosure prior to filing the Company’s annual report on Form 10-K and quarterly report on Form 10-Q, including the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	review any significant issues regarding, or proposed changes to, the Company’s auditing and accounting principles and practices identified by the independent auditors, the internal auditor or management;

•	review financial and business risk exposures and the steps management has undertaken to monitor and control such exposures, including the Company’s procedures and any related policies with respect to risk assessment and risk management;

•	have responsibility for the appointment, compensation, retention, termination (when appropriate) and oversight of the work of the independent auditors and the internal auditors;

•	pre-approve all audit and permitted non-audit related services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimis exception set forth in Section 10A(i)(1)(B) of the Exchange Act;

•	at least annually, review a report by our independent auditor regarding its internal quality control procedures, material issues raised by certain reviews, inquiries or investigations relating to independent audits within the last five years, and relationships between the independent auditor and the Company;

•	consider at least annually the independence of the independent auditors, discussing with the independent auditors, if necessary, relationships identified in the auditors’ report; review the experience and qualifications of the lead partner each year and determine that all partner rotation requirements are executed;

•	discuss with management and the independent auditor, as appropriate, the Company’s earnings press releases and corporate policies with respect to the type and presentation of information to be included in earnings releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP financial information) and the Company’s financial information and earnings guidance provided to investors, analysts and rating agencies;

•	receive reports from the independent auditors and management regarding, and review the adequacy and effectiveness of, the Company’s internal controls, including any significant deficiencies in internal controls and significant changes in such controls reported to the committee by the independent auditors, the internal auditor or management, and any special audit steps adopted in light of material deficiencies; receive reports from management regarding, and review the adequacy and effectiveness of, the Company’s disclosure controls and procedures, including Premier’s policies and procedures to assess, monitor and manage business risk and other legal and ethical compliance programs;

•	receive and review reports from the independent auditors on: (i) all critical accounting policies and practices of Premier; (ii) all material alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with Premier management, including the ramifications of the use of such alternative treatments and the disclosures or treatments preferred by the independent auditors and (iii) other material written communications between the independent auditors and management;

•	establish procedures for the receipt, retention and treatment of complaints received by directors, officers and employees of the Company regarding illicit or illegal business practices and conduct and establish a process for investigation and proper resolution of any issues so raised;

•	review and approve, in accordance with the Company’s Code of Conduct, all “related party transactions” requiring disclosure under SEC Regulation S-K, Item 404; and

•	review with the Company’s General Counsel and independent auditors (i) legal matters that may have a material impact on the Company’s financial statements; (ii) any fraud involving management or other employees of the Company who have a significant role in the Company’s internal controls; (iii) compliance policies and (iv) material reports or inquiries received from regulators or governmental agencies that raise material issues regarding the Company’s financial statements and accounting or compliance policies.

For additional information on the Audit and Compliance Committee’s role and its oversight of the independent auditor during fiscal year 2014, see “Report of the Audit and Compliance Committee.”

In connection with its duties, the Audit and Compliance Committee reviews and evaluates, at least annually, the performance of the committee and its members, may obtain the advice and assistance of outside advisors, including consultants and legal and accounting advisors, and performs all acts reasonably necessary to fulfill its responsibilities and achieve its objectives.

Compensation Committee

We have a separately standing Compensation Committee. The Compensation Committee must consist of no fewer than three members, at least two of whom must be “outside directors” within the meaning of Section 162(m) of the Code and as “nonemployee directors” within the meaning of SEC Rule 16b-3 under the Exchange Act. As a “controlled company” under NASDAQ listing rules we are not required to maintain a Compensation Committee comprised entirely of independent directors. The Compensation Committee is composed solely of independent directors and member-directors. There are no employee-directors on the Compensation Committee. The Compensation Committee’s purpose and objectives are to discharge the Board’s responsibilities related to the compensation of the executive officers of the Company and its subsidiaries. The committee has overall responsibility for approving and evaluating all compensation plans, policies and programs of the Company and its subsidiaries as applicable to the executive officers.

The specific responsibilities of the Compensation Committee are, among others, to:

•	at least annually, review and approve the annual base salaries and annual incentive opportunities of the executive officers; and periodically and as and when appropriate, review and approve the following items as they affect the executive officers: (i) all other incentive awards and opportunities, including both cash based and equity based awards and opportunities; (ii) any employment agreements and severance arrangements; (iii) any change in control agreements and change in control provisions affecting any elements of compensation and benefits and (iv) any special or supplemental compensation and benefits for the executive officers and individuals who formerly served as executive officers, including supplemental retirement benefits and perquisites provided to them during and after employment;

•	make recommendations to the Board with respect to the structure of overall incentive and equity-based plans and adopt, amend or terminate plans consistent with the approved structure;

•	administer and interpret the Company’s equity compensation plans and other long-term compensation plans and programs covering executive officers;

•	review, approve and oversee all equity award granting practices, and the stock ownership guidelines for senior management and directors and monitor compliance with such guidelines;

•	review and recommend to the Board the compensation of the non-management directors;

•	once applicable, review and discuss with management the Compensation Discussion and Analysis and related disclosures as may be required by the rules and regulations of the SEC;

•	determine annually if any conflicts of interest exist on the part of any executive compensation consultants retained by the Committee, and if so, ensure disclosure of such conflicts, including the nature of the conflict and how it was addressed, in the Company’s proxy statement;

•	once applicable, evaluate the outcome of the advisory vote of the stockholders regarding “say on pay” and make recommendations or take appropriate actions in response to such advisory vote;

•	in conjunction with the Board, oversee the management development and succession planning process (including succession planning for emergencies) for the Chief Executive Officer and the Chief Executive Officer’s direct reports; and

•	monitor the Company’s compliance with the requirements under the Sarbanes-Oxley Act of 2002 relating to loans to directors and officers, and with all other applicable laws affecting employee compensation and benefits.

In connection with its duties, the Compensation Committee reviews and evaluates, at least annually, the performance of the Committee and its members, may obtain the advice and assistance of outside advisors, including consultants and legal and accounting advisors, and performs all acts reasonably necessary to fulfill its responsibilities and achieve its objectives. The Compensation Committee has the sole authority to set the compensation for, and to terminate the services of, its advisors. As discussed in further detail below under “Executive Compensation—Role of the Compensation Consultant,” the Compensation Committee engaged the Mercer (US) Inc. (“Mercer”), a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. (“Marsh”), to provide advice and recommendations to the Compensation Committee on executive officer and Board of Director compensation programs. The Compensation Committee has reviewed the services that Mercer provides to the Compensation Committee and otherwise to us and our management, as well as the services that each individual employee of Mercer provides to us. Based on this review, the Compensation Committee has determined Mercer has no conflict of interest in providing advisory services.

Nominating and Governance Committee

We have a separately standing Nominating and Governance Committee. The Nominating and Governance Committee must be comprised of three or more directors as determined by the Board, in accordance with all applicable rules, regulations and stock exchange requirements. As a “controlled company” under NASDAQ listing rules we are not required to maintain a nominating and governance committee comprised entirely of independent directors. The Nominating and Governance Committee is composed solely of independent directors and member-directors. There are no employee-directors on the Nominating and Governance Committee. The purpose of the Nominating and Governance Committee is to (i) assist the Board by identifying and nominating individuals qualified to become directors, consistent with criteria approved by the Board; (ii) take a leadership role in shaping the corporate governance of the Company; (iii) oversee the evaluation of the Board and management and (iv) recommend to the Board Director nominees for each of the Board’s committees. The Nominating and Governance Committee has authority to retain and terminate search firms used to identify director candidates and to approve any such search firm’s fees and other retention terms.

The specific responsibilities of the Nominating and Governance Committee are, among others, to:

•	recommend the criteria and qualifications for membership on the Board;

•	identify, consider, recommend, recruit and select, or recommend that the Board select, candidates to fill open positions on the Board, including nominees recommended by stockholders;

•	conduct appropriate inquiries into the backgrounds and qualifications of possible candidates;

•	recommend director nominees for approval by the stockholders;

•	recommend director nominees for each of the Board’s committees;

•	review and recommend proposed changes to the Company’s Certificate of Incorporation and Bylaws;

•	oversee the Board committee charters and policies;

•	periodically review, revise, interpret and confirm compliance with the Corporate Governance Guidelines;

•	establish and maintain an ongoing succession planning process for directors, Board leaders, and Board committee members;

•	recommend ways to enhance services to, and improve communications and relations with, stockholders;

•	oversee periodic self-evaluations by the Board of its performance;

•	evaluate the size, needs and effectiveness of the Board;

•	recommend improvements to the corporate governance of Premier;

•	oversee the Board orientation process for new directors and the development by the Chief Executive Officer of programs for continuing education for all directors;

•	monitor the functions of the various committees of the Board and conduct periodic reviews of their contributions;

•	conduct director self- and peer-assessments on a regular basis/interval and regularly review each independent director’s continuation on the Board through this process;

•	establish criteria for an annual performance evaluation of the Committee by the Board; and

•	participate in evaluating the performance of the Chief Executive Officer.

In connection with its duties, the Nominating and Governance Committee reviews and evaluates, at least annually, the performance of the Committee and its members, may obtain the advice and assistance of outside advisors, including consultants and legal and accounting advisors, and performs all acts reasonably necessary to fulfill its responsibilities and achieve its objectives.

Finance Committee

We have a separately standing Finance Committee. The Finance Committee must be comprised of at least three directors. The Finance Committee is composed solely of independent directors and member-directors. There are no employee-directors on the Finance Committee. The purpose of the Finance Committee is to assist the Board in its oversight of the Company’s financial condition, strategies and capital structure.

The specific responsibilities of the Finance Committee are, among others, to:

•	provide oversight of the Company’s financial affairs, including: (i) reviewing the financial condition of the Company and its subsidiaries and (ii) reviewing, advising and making recommendations to the Board regarding proposed operating budgets for the Company and its subsidiaries;

•	review the financial policies of the Company as they relate to the Committee’s responsibilities;

•	review and recommend annual limits for expenditures and borrowings;

•	review, recommend, and monitor significant mergers, acquisitions, divestitures, joint ventures, minority investments and other debt and equity investments involving the Company;

•	review and recommend to the Board management’s recommendations to the Committee for significant capital expenditures, including for real estate, facilities and information technology;

•	review management’s plans and objectives for the capitalization of the Company, including (i) the structure and amount of equity and debt desired to meet the Company’s financing needs; (ii) anticipated sources and uses of cash and (iii) the Company’s target credit rating;

•	review and recommend to the Board management’s recommendations to the Committee with respect to (i) new offerings of equity and debt securities, stock splits, credit agreements including material changes thereto, and the Company’s investment policies;(ii) dividends issued by the Company and distributions by Premier LP; (iii) any authorization for repurchases of the Company’s stock and (iv) the Company’s Corporate Cash Investment Policy;

•	review management’s decisions regarding certain financial aspects of the Company’s employee benefit plans, including cost and benefits of maintaining or changing certain plan features and the financial impact on the Company and plan participants of the performance of plan investments and plan contribution types and levels, but not including selecting or changing plan investments or any other duty that might be considered “fiduciary” in nature within the meaning of ERISA;

•	review the Company’s tax strategies;

•	review with management the Company’s strategies for managing significant financial risks and contingent liabilities including the use of hedges, derivative instruments, insurance coverage and related costs and other similar risk management techniques; and

•	carry out such other activities within the scope of its primary purpose or as the Board may from time to time delegate to it.

The Finance Committee also reviews and evaluates, at least annually, the performance of the Committee and its members. In connection with its duties, the Finance Committee may obtain the advice and assistance of outside advisors, including consultants and legal and accounting advisors, and perform all acts reasonably necessary to fulfill its responsibilities and achieve its objectives.

Member Agreement Review Committee

We have a separately standing Member Agreement Review Committee. The Member Agreement Review Committee must be comprised of at least three directors and the Chief Executive Officer. The Member Agreement Review Committee is currently composed of three independent directors and the Chief Executive Officer. The purpose of the Member Agreement Review Committee is to review and approve non-ordinary course transactions between Premier or a subsidiary and its members, particularly entering into member agreements that provide for “savings guarantees” or “fees at risk.” “Savings guarantee” means an arrangement in which the Company or a subsidiary contractually provides to identify and/or implement a specific amount of savings for a customer and will pay cash for any shortfall. “Fees at risk” means a consulting arrangement in which the Company contractually provides to identify and/or implement a certain amount of savings and will have its consulting fees reduced on a proportionate basis or will continue to provide consulting resources at no charge to the customer in the event that such savings are not achieved (until such savings are achieved).

The specific responsibilities of the Member Agreement Review Committee are, among others, to:

•	assess risks in connection with agreements entered into with members;

•	review the status of risk based agreements on a periodic basis;

•	review and address the outcome of significant risk based proposals; and

•	together with the full Board, approve any increase to the aggregate permitted level of risk in order for management to enter into an agreement that would cause the then-current permitted level of risk to be exceeded.

The Member Agreement Review Committee also reviews and evaluates, at least annually, the performance of the Committee and its members. In connection with its duties, the Member Agreement Review Committee may obtain the advice and assistance of outside advisors, including consultants and legal and accounting advisors, and perform all acts reasonably necessary to fulfill its responsibilities and achieve its objectives.

Compensation of Directors

Director Compensation Policy

The Board of Directors has approved a Director Compensation Policy to provide an inducement to attract and retain the services of qualified persons to serve as directors. The policy applies to each director who is not an employee of, or compensated consultant to, us or any of our affiliates (“non-employee director”). The policy is designed to achieve the following key objectives:

•	align the interests of the non-employee directors and stockholders;

•	support overall organizational objectives and encourage the creation of stockholder value;

•	attract and retain high quality talent;

•	reflect the broad spectrum of talent and diverse sources of market data;

•	target median competitive pay levels; and

•	be simple to understand and administer.

Under the policy, each non-employee director will be compensated based on status as either a member-director or an outside director. As stated above, a “member-director” is a non-employee director who is employed by a Premier stockholder hospital or health system or by a group of hospitals participating in the Company’s group purchasing program. An “outside director” is a non-employee director who is not a member-director. Compensation earned on behalf of “member-directors” is paid directly to the hospital or health system by whom the individual is employed. Compensation earned may or may not be paid to the individual as agreed to by the member-director and his or her employer and such decision is entirely outside our control. An “outside director” is an independent non-employee director who is not a member-director. Our Director Compensation Policy was established after consulting with the compensation consultant for the Compensation Committee. The Compensation Committee or the Board will review the Policy from time to time to assess whether any amendments in the type and amount of director compensation should be adjusted in order to fulfill the objectives of the Policy. This Policy may only be amended by the Board.

The following table sets forth the compensation elements and levels for “outside directors” and “member-directors” and reflects the compensation for the enhanced responsibilities and time commitment associated with the positions.

Compensation Element	Outside Directors	Member- Directors
Annual Board Cash Retainer	$80,000	$0
Annual Equity Award (Restricted Stock Units)	$100,000	$0
Board In-Person Meeting Fee (per meeting)	$0	$10,000
Board Telephonic Meeting Fee (per meeting)	$0	$1,000
Ad Hoc Meeting Fee (per meeting over one hour)	$1,000	$1,000
Committee Meeting Fee (per meeting)	$1,500	$1,500
Additional Audit and Compliance Committee Chair Retainer	$15,000	$15,000
Additional Compensation Committee Chair Retainer	$15,000	$15,000
Additional Nominating and Governance Committee Chair Retainer	$7,500	$7,500
Additional Member Agreement Review Committee Chair Retainer	$7,500	$0
Additional Finance Committee Chair Retainer	$7,500	$7,500
Short-term Ad Hoc Committee Chair Retainer	$5,000	$5,000
Additional Board Chair Annual Cash Retainer	$60,000	$60,000

Components of Director Compensation

Cash Fees and Retainer— The amounts in the “Fees Earned or Paid in Cash” column under the Director Compensation Table below are retainers and meeting fees earned for serving on our Board, its committees and as committee chairs and Chairman. All annual retainers are paid quarterly. Each outside director receives his or her cash compensation after first being elected or appointed to the Board on a pro-rated basis for the number of days during which he or she provides service. If an outside director dies, resigns or is removed during any quarter, he or she shall be entitled to a cash payment on a pro-rated basis through his or her last day of service.

Compensation earned on behalf of “member-directors” is paid directly to the hospital or health system by whom the individual is employed. Payments are made in January following the completion of the calendar year. Director compensation in the table below reflects amounts earned in fiscal 2014. Compensation earned may or may not be paid to the individual as agreed to by the member-director and his or her employer.

Equity Awards— In connection with their initial appointment to the board, each outside director received an award of restricted stock units (“RSUs”) with a grant date fair value, computed in accordance with Accounting Standards Codification 718, Compensation – Stock Compensation, of $100,000. Grant date fair value assumptions are consistent with those disclosed in Note 20—Stock-Based Compensation to our Consolidated Financial Statements in our 2014 Form 10-K. RSU grants fully vest on the first anniversary date of the grant date, or in the case of Ms. Wolf and Mr. D’Arcy, the first anniversary date of their becoming a member of the board of directors. In fiscal year 2014, those non-employee outside directors appointed at our initial public offering were each awarded 3,704 RSUs, with a grant date fair market value of $27.00 per share based on the closing price of our common stock on the award date, September 25, 2013. Ms. Wolf received 3,305 RSUs, with a grant date fair market value of $30.26 per share based on the closing price of our common stock on the award date, October 11, 2013. Mr. D’Arcy received 3,159 RSUs, with a grant date fair market value of $31.66 per share based on the closing price of our common stock on the award date, October 18, 2013.

Expense Reimbursement—Each non-employee director will be reimbursed for his or her reasonable out-of-pocket business expenses incurred in connection with attending meetings of the Board and its committees or in connection with other business related to the Board. Each non-employee director will also be reimbursed for his or her reasonable out-of-pocket business expenses authorized by the Board or one of its committees that are incurred in connection with attendance at meetings with our management.

All Other Compensation— Each director is entitled annually to direct an amount of $250 to his or her selected not-for-profit organization during the holiday season in lieu of receipt of a holiday gift. No other compensation or benefits other than those described above are payable to any directors for board service.

Director Stock Ownership Guidelines

Our stock ownership guidelines require our outside directors to hold our Class A common stock equal in value to at least three times the annual cash retainer. The outside directors have five years from the later of (i) our IPO date of September 25, 2013, or (ii) their date of appointment to the board, to reach the required ownership level.

Fiscal 2014 Director Compensation Table

In fiscal 2014, we provided the following annual compensation to our non-employee directors:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All other Compensation ($)(3)	Total
Outside-Directors:
Christine K. Cassel, MD(4)	$66,112	$0	$250	$66,362
Stephen R. D’Arcy(5)	$72,764	$100,014	$250	$173,028
William E. Mayer	$140,054	$100,008	$250	$240,312
Susan S. Wang	$119,269	$100,008	$250	$219,527
Ellen C. Wolf(6)	$72,802	$100,009	$250	$173,061
Member-Directors(7):
Lloyd H. Dean	$29,500	$0	$250	$29,750
Peter S. Fine	$46,000	$0	$250	$46,250
Charles E. Hart, MD	$69,250	$0	$250	$69,500
Philip A. Incarnati	$52,500	$0	$250	$52,750
Robert Issai	$51,500	$0	$250	$51,750
J. Thomas Jones(8)	$2,000	$0	$0	$2,000
Keith B. Pitts	$72,750	$0	$250	$73,000
Tomi S. Ryba	$52,500	$0	$250	$52,750
Terry D. Shaw	$67,500	$0	$250	$67,750
Richard J. Statuto	$130,000	$0	$250	$130,250
Glenn D. Steele, Jr., MD (9)	$1,000	$0	$0	$1,000
Thomas J. Strauss (10)	$2,000	$0	$0	$2,000
Dennis L. Vonderfecht(11)	$2,000	$0	$0	$2,000
Alan R. Yordy	$41,000	$0	$250	$41,250

(1)	The amounts reflected in this column are the retainers or meeting fees earned for service as a director for fiscal 2014, regardless of when such fees are paid. Annual committee retainers are prorated to the formation of our Board committees and assignment of Board members on September 6, 2013.
(2)	In connection with their initial appointment to the board, each outside director received an award of RSUs with a grant date fair value, computed in accordance with Accounting Standards Codification 718, Compensation – Stock Compensation, of $100,000. Grant date fair value assumptions are consistent with those disclosed in Note 20—Stock-Based Compensation to our Consolidated Financial Statements in our 2014 Form 10-K. RSU grants fully vest on the first anniversary date of the grant date, or in the case of Ms. Wolf and Mr. D’Arcy, the first anniversary date of their becoming a member of the Board of Directors. None of the non-employee directors received any equity compensation prior to June 30, 2014 except as disclosed above.
(3)	The Director Compensation Policy allows for a $250 contribution made to the charity of choice for each member of the Board of Directors.
(4)	Dr. Cassel resigned from the Board of Directors effective February 27, 2014. Dr. Cassel’s fiscal 2014 RSU grant, with a grant date value of $100,008, was forfeited upon her resignation and no value was recognized.
(5)	Mr. D’Arcy was appointed to the Board of Directors effective October 18, 2013.
(6)	Ms. Wolf was appointed to the Board of Directors effective October 11, 2013.
(7)	Compensation earned on behalf of “member-directors” is paid directly to the hospital or health system by whom the individual is employed. Compensation earned may or may not be paid to the individual as agreed to by the member-director and his or her employer and such decision is entirely outside of our control.
(8)	Mr. Jones’ appointment to the Board of Directors ended effective August 26, 2013.
(9)	Dr. Steele’s appointment to the Board of Directors ended effective August 30, 2013.
(10)	Mr. Strauss’ appointment to the Board of Directors ended effective August 26, 2013.
(11)	Mr. Vonderfecht’s appointment to the Board of Directors ended effective August 26, 2013.

Ms. DeVore, who is the only director that is also an employee, receives no additional compensation for serving on the Board.

Indemnification and Exculpation

We indemnify our directors and officers to the fullest extent permitted by Delaware law. Our Certificate of Incorporation also includes provisions that eliminate the personal liability of our directors for monetary damages for breach of fiduciary duty as a director, except for liability:

•	for any breach of the director’s duty of loyalty to us or our stockholders;

•	for acts or omissions not in good faith or that involved intentional misconduct or a knowing violation of law;

•	under Section 174 of the Delaware law (regarding unlawful payment of dividends); or

•	for any transaction from which the director derives an improper personal benefit.

We believe these provisions are necessary to attract and retain qualified people who will be free from undue concern about personal liability in connection with their service to us.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information, as of October 6, 2014, regarding the beneficial ownership of shares of our Class A common stock and of Class B common stock by (1) each person known to us to beneficially own more than 5% of any class of the outstanding voting securities of Premier, (2) each of our directors, director nominees, and Named Executive Officers listed in the Summary Compensation Table and (3) all of our directors, director nominees and executive officers as a group. In preparing the following table, we relied upon statements filed with the SEC by the beneficial owners of more than 5% of our outstanding shares of common stock pursuant to Sections 13 or 16 of the Exchange Act. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Class A common stock and Class B common stock reflected as beneficially owned.

Beneficial ownership is determined in accordance with the rules of the SEC. Accordingly, the following table reflects shares of Class A common stock issuable (i) upon the exercise of outstanding stock options, performance shares or restricted stock units that are vested or vest within 60 days or (ii) pursuant to the Exchange Agreement on or about October 31, 2014. Although reflected as beneficially owned in the table below, shares of Class A common stock received under the Exchange Agreement will not have a right to vote at the Annual Meeting because they will be issued after the Record Date. Unless otherwise indicated in a footnote, the business address of each person listed below is the address of our principal executive office, Premier, Inc., 13034 Ballantyne Corporate Place, Charlotte, NC 28277.

Name	Class A Common Stock Beneficially Owned(1)			Class B Common Stock Beneficially Owned(1)		Combined Voting Power(1)(2)(3)
	Shares		% of Class(2)	Shares	% of Class(2)
Certain Beneficial Owners
Alkeon Capital Management LLC(4)	3,456,745		9.2%	—	—	2.4%
JPMorgan Chase & Co.(5)	2,548,777		6.7%	—	—	1.8%
AllianceBernstein LP(6)	2,516,031		6.7%	—	—	1.7%
TimesSquare Capital Management LLC (7)	2,232,500		5.9%	—	—	1.5%
Federated Investors Inc.(8)	2,013,066		5.3%	—	—	1.4%
Premier Trust(3)	—		—	107,181,272	100%	73.9%
GNYHA Purchasing Alliance, LLC(3)(9)	1,264,600		3.3%	12,754,003	11.9%	9.7%
Directors, Director Nominees and Named Executive Officers:
Stephen R. D’Arcy	3,159	(10)	*	—	—	*
Lloyd H. Dean(11)	—		—	3,702,592	3.5%	2.6%
Susan D. DeVore	283,922	(12)	*	—	—	*
Peter S. Fine(11)	—		—	2,626,727	2.5%	1.8%
Charles E. Hart, MD(11)	—		—	540,386	*	*
Philip A. Incarnati(11)	—		—	986,905	*	*
Robert Issai(11)	—		—	519,889	*	*
William E. Mayer	3,704		*	—	—	*
Keith B. Pitts(11)	—		—	2,277,113	2.1%	1.6%
Tomi S. Ryba(11)	—		—	228,415	*	*
Terry D. Shaw(11)	—		—	3,866,582	3.6%	2.7%
Richard J. Statuto(11)	—		—	2,008,455	1.9%	1.4%
Susan S. Wang	3,704		*	—	—	*
Ellen C. Wolf	3,305	(10)	*	—	—	*
Alan R. Yordy(11)	—		—	1,253,385	1.2%	*
Michael J. Alkire	141,600	(13)	*	—	—	*
Craig S. McKasson	58,547	(14)	*	—	—	*
Directors, Director Nominees and Executive Officers as a group (22 persons)	633,575	(15)	1.7%	18,010,449	16.8%	12.9%

*	Represents less than 1%.

(1)	In connection with our reorganization and IPO, the member owners were issued Class B common units in Premier LP and an equivalent number of shares of Premier, Inc. Class B common stock. Subject to the terms of the Exchange Agreement, each member owner has the cumulative right, subject to certain restrictions, commencing on October 31, 2014, and during each year thereafter, to exchange up to one-seventh of its initial allocation of Premier LP Class B common units, as well as any additional Premier LP Class B common units purchased by such member owner pursuant to certain rights of first refusal set forth in the Exchange Agreement, on a quarterly basis, for shares of Premier, Inc. Class A common stock (on a one-for-one basis), cash or a combination of both, the form of consideration to be at the discretion of the Audit and Compliance Committee of our Board of Directors. For each Premier LP Class B common unit that is exchanged pursuant to the Exchange Agreement, the member owner will also surrender one corresponding share of Premier Class B common stock, which will automatically be retired. As of October 6, 2014, there were 111,866,539 Class B common units outstanding, of which 15,980,934 were eligible for exchange for Class A common stock under the Exchange Agreement. Based on participation in the Class B common unit exchange process and our expected settlement of exchanged Class B common units for shares of our Class A common stock, we expect 4,685,267 shares of Class A common stock to be issued on or about October 31, 2014 and correspondingly, an equal number of shares of Class B common stock to be surrendered to us and retired, which amounts are reflected in the table above.
(2)	Combined Voting Power represents the percentage of voting power of the Class A common stock and Class B common stock of Premier voting together as though a single class. These percentages assume the (i) exercise of certain currently exercisable stock options and RSUs; (ii) exercise of stock options and RSUs that will vest and become exercisable within 60 days of October 6, 2014 and (iii) issuance of 4,685,267 shares of Class A common stock for a like number of Class B common units and the corresponding retirement of a like number of Class B common stock, which is expected to occur on or about October 31, 2014, pursuant to the terms of the Exchange Agreement. The percentages are based on 32,383,848 shares of Class A common stock outstanding and 111,866,539 shares Class B common stock outstanding at October 6, 2014, respectively, as adjusted upward or downward, as the case may be, by the assumptions set forth in (i), (ii) and (iii) of the preceding sentence. See “Frequently Asked Questions—What is the Class B Common Unit Exchange Process? Will it impact the Annual Meeting?” above for additional information regarding the timing and impact of exchange process, the Record Date and the cancellation of Class B common shares and the Class A common stock issuances.
(3)	Our member owners, including GNYHA Purchasing Alliance, LLC, are the beneficial owners of our Class B common stock. In connection with our reorganization and IPO, our member owners entered into the VTA pursuant to which the member owners contributed their Class B common stock to Class B Voting Trust, under which a trustee will act on behalf of the member owners for purposes of voting their Class B common stock. As a result of the VTA, the Trustee has voting power over the member owners’ Class B common stock; however, the member owners retain investment power over the Class B common stock. The business address of Wells Fargo Delaware Trust Company, N.A., the Trustee, is 919 N. Market Street, Suite 1600, Wilmington, Delaware 19801. Following the expected Class B common unit exchanges discussed in footnote 1 above, the Class B common shares surrendered in connection with such exchanges will no longer be included in the Class B Voting Trust, which is reflected in the table above.
(4)	The information presented is based solely on the Schedule 13F-HR filed with the SEC by Alkeon Capital Management LLC (“Alkeon”) on August 8, 2014, with respect to holdings at June 30, 2014. The Schedule 13F-HR indicates sole investment discretion and voting authority with respect to 2,143,607 shares and shared investment discretion and voting authority with respect to 1,313,138 shares. Percentage in the table above was determined based on the shares outstanding as of the Record Date. The address of Alkeon is 350 Madison Avenue, 9th Floor, New York, NY 10017.
(5)	The information presented is based solely on the Schedule 13F-HR/A filed with the SEC by JPMorgan Chase & Co. (“JPMorgan”) on September 3, 2014, with respect to holdings at June 30, 2014. The Schedule 13F-HR/A indicates shared investment discretion with respect to 2,584,777 shares and sole voting authority with respect to 2,566,861 shares. Percentage in the table above was determined based on the shares outstanding as of the Record Date. The address of JPMorgan is 270 Park Avenue, New York, NY 10017.
(6)	The information presented is based solely on the Schedule 13F-HR filed with the SEC by AllianceBernstein L.P. (“AB LP”) on August 13, 2014, with respect to holdings at June 30, 2014. The Schedule 13F-HR indicates shared investment discretion with respect to 2,516,301 shares and sole voting authority with respect to 2,157,003 shares. Percentage in the table above was determined based on the shares outstanding as of the Record Date. The address of AB LP is 1345 Avenue of the Americas, New York, NY 10105.
(7)	The information presented is based solely on the Schedule 13F-HR filed with the SEC by TimesSquare Capital Management, LLC (“TimesSquare”) on August 12, 2014, with respect to holdings at June 30, 2014. The Schedule 13F-HR indicates sole investment discretion with respect to 2,232,500 shares and sole voting authority with respect to 1,725,900 shares. Percentage in the table above was determined based on the shares outstanding as of the Record Date. The address of TimesSquare is 7 Times Square, 42nd Floor, New York, NY 10036.
(8)	The information presented is based solely on the Schedule 13F-HR filed with the SEC by Federated Investors, Inc. (“Federated”) on August 7, 2014, with respect to holdings at June 30, 2014. The Schedule 13F-HR indicates shared investment discretion with respect to 2,013,066 shares and sole voting authority with respect to 2,013,066 shares. Percentage in the table above was determined based on the shares outstanding as of the Record Date. The address of Federated is Federated Investors Tower, 500 Corporate Drive, Pittsburgh, PA 15222.
(9)	All of the shares are held directly by GNYHA Purchasing Alliance, LLC, whose manager is GPA Holdings, LLC. GNYHA Purchasing Alliance, LLC has shared voting and dispositive power of the shares. GNYHA Purchasing Alliance, LLC shares this voting power with GPA Holdings, LLC, GNYHA Services, Inc. and Greater New York Hospital Association, Inc. The principal business address of each entity named herein is c/o GNYHA Ventures Inc., 555 West 57th Street, Suite 1500, New York, NY 10019. Pursuant to the Exchange Agreement, GNYHA Purchasing Alliance, LLC expects to exchange 1,264,600 Class B common units of Premier LP (which will result in the cancellation and removal from the Class B Voting Trust of a like number of our Class B common shares) for an equal number of shares of our Class A common stock on or about October 31, 2014, which exchange is reflected in the table above. Although reflected as beneficially owned, shares of Class A common stock received by GNYHA under the Exchange Agreement will not have a right to vote at the Annual Meeting because they will be issued after the Record Date.
(10)	Reflects RSUs that vest within 60 days of the Record Date.

(11)	As an executive officer of a member owner, such person may be deemed to share beneficial ownership of the shares and/or units held by the member owner to which he or she is affiliated with and such person disclaims beneficial ownership of any such shares or units or any other shares or units held by affiliates of the applicable member owner.
(12)	Ms. DeVore is our President and Chief Executive Officer. Includes 15,000 shares of Class A common stock owned by Ms. DeVore and 268,922 shares that are issuable upon the exercise of currently exercisable options.
(13)	Mr. Alkire is our Chief Operating Officer. Includes 10,000 shares of Class A common stock owned by Mr. Alkire and 131,600 shares that are issuable upon the exercise of currently exercisable options.
(14)	Mr. McKasson is our Chief Financial Officer. Includes 4,000 shares of Class A common stock owned by Mr. McKasson and 54,547 shares that are issuable upon the exercise of currently exercisable options.
(15)	Includes 45,600 shares of Class A common stock, 13,872 RSUs that vest within 60 days of October 6, 2014 and 574,103 shares that are issuable upon the exercise of currently exercisable options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and NASDAQ. Executive officers, directors and greater than 10% beneficial owners are required by the Exchange Act to furnish us with copies of all Section 16(a) forms they file. As an administrative matter, we assist our executive officers and directors by monitoring transactions and filing Section 16 reports on their behalf. Based on our records, compliance program, and review of written representations, we believe that during fiscal year 2014 our executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

RELATED PERSON TRANSACTIONS

Policy on Oversight of Related Person Transactions

Transactions between us and our directors, executive officers and significant stockholders must be approved by our Audit and Compliance Committee, which is composed of independent members of our Board of Directors, or another committee comprised entirely of independent members of our Board. Our Audit and Compliance Committee charter authorizes the Audit and Compliance Committee to hire financial advisors and other professionals to assist the committee in evaluating and approving any transaction between us and any related party, including our member owners.

Related Person Transactions in Fiscal Years 2014 and 2013

GNYHA

GNYHA Services, Inc. (“GNYHA”) converted from a non-owner member to a member owner effective January 1, 2013. GNYHA and its member organizations owned approximately 12% of the outstanding partnership interests in Premier LP as of June 30, 2014. GNHYA is also a party to the agreements discussed below under “—Certain Contractual Arrangements with Our Member Owners.” Net administrative fees revenue recorded with GNYHA and its member organizations was $62.0 million and $47.4 million for the years ended June 30, 2014 and 2013, respectively. In addition, $14.1 million and $8.9 million were recorded during the years ended June 30, 2014 and 2013, respectively, for services and support revenue. Receivables from GNYHA and its member organizations were $0.6 million and $1.1 million as of June 30, 2014 and June 30, 2013, respectively. In addition, we had approximately $6.8 million of revenue share obligations to GNYHA and its member organizations at June 30, 2014. For additional information regarding revenue share obligations, see “—GPO Participation Agreements” below. In addition, we had $3.2 million in limited partners’ distribution payable to GNYHA and its member organizations as of June 30, 2014.

Innovatix

Our 50% ownership share of Innovatix’s net income included in other income (expense), net, on our consolidated statements of income is $17.0 million and $12.0 million for the years ended June 30, 2014 and 2013, respectively. We maintain a group purchasing agreement with Innovatix under which Innovatix members are permitted to utilize Premier LP’s GPO supplier contracts. Gross administrative fees revenue and a corresponding revenue share recorded under the arrangement were $35.0 million and $31.9 million for the years ended June 30, 2014 and 2013, respectively. At June 30, 2014 and June 30, 2013, we had revenue share obligations to Innovatix of $3.7 million and $2.8 million, respectively.

AEIX

We conduct all operational activities for American Excess Insurance Exchange Risk Retention Group (“AEIX”), a reciprocal risk retention group that provides excess hospital, professional, umbrella and general liability insurance to certain hospital and healthcare system members. We are reimbursed by AEIX for actual costs, plus an annual incentive management fee not to exceed $500,000 per calendar year. We received cost reimbursement of $4.9 million and $4.6 million for the years ended June 30, 2014 and 2013, respectively, and annual incentive management fees of $0.4 million and $0.4 million for the year ended June 30, 2014 and 2013, respectively. As of June 30, 2014 and June 30, 2013, AEIX had $0.6 million and $0.0 million, respectively, in amounts payable to us.

Certain Contractual Arrangements with Our Member Owners

In connection with our reorganization and IPO, we entered into several agreements to define and regulate the governance and control relationships among us, Premier LP and the member owners, including GNYHA. While our member owners receive certain rights and benefits under these agreements, we do not believe that these rights and benefits represent a direct or indirect material interest to any of our member-directors or nominee member-directors that are employed by one of our stockholder hospitals or health systems or by a group of hospitals participating in our group purchasing program. The following is a summary of the agreements below and does not purport to be complete, and is subject to, and qualified in their entirety by reference to, the complete text of the agreements which are filed as exhibits to our Form 10-K for the year ended June 30, 2014.

Premier LP Amended and Restated Limited Partnership Agreement

The member-owners are limited partners of Premier LP’s Amended and Restated Limited Partnership Agreement, effective as of October 1, 2013. Our wholly-owned subsidiary, Premier Services, LLC, is the general partner of Premier LP and generally controls the day-to-day business affairs and decision-making of Premier LP. As limited partners of Premier LP, our member owners receive certain financial and other benefits. The general partner and limited partners have rights to allocations of net income and net losses and to receive quarterly distributions out of Premier LP’s estimated taxable net income to facilitate payment by each limited partner of taxes, if required, on its share of taxable income of Premier LP. From time to time, Premier LP may also make discretionary distributions to limited partners. Upon certain specified events, the Class B common units held by the limited partners are subject to redemption by Premier LP or mandatory exchange pursuant to the Exchange Agreement.

Exchange Agreement

As described above, we entered into the Exchange Agreement with Premier LP and the member owners effective October 1, 2013. Pursuant to the terms of the Exchange Agreement, subject to certain restrictions, commencing on October 31, 2014, and during each year thereafter, each member owner will have the cumulative right to exchange up to one-seventh of its initial allocation of Class B common units, as well as any additional Class B common units purchased by such member owner pursuant to certain rights of first refusal (discussed below), for shares of our Class A common stock (on a one-to-one basis subject to customary adjustments), cash or a combination of both, the form of consideration to be at the discretion of our Audit and Compliance Committee. This exchange right can be exercised on a quarterly basis (subject to certain restrictions contained in the registration rights agreement described below) and is subject to rights of first refusal in favor of the other member owners that hold Class B common units and Premier LP. For each Class B common unit that is exchanged pursuant to the Exchange Agreement, the member owner will also surrender one corresponding share of our Class B common stock, which will automatically be retired. Information regarding the October 31, 2014 exchange can be found in “Security Ownership of Certain Beneficial Owners and Management” above.

Registration Rights Agreement

We entered into a registration rights agreement with our member owners that became effective on October 1, 2013. Pursuant to the terms of the registration rights agreement, as soon as practicable from October 1, 2014, we must use all reasonable efforts to cause a resale shelf registration statement to become effective for resales from time to time of its Class A common stock that may be issued to the member owners in exchange for their Class B common units pursuant to the Exchange Agreement, subject to various restrictions. Subject to certain exceptions, we will use reasonable efforts to keep the resale shelf registration statement effective for seven years. In addition, we will undertake to conduct an annual company-directed underwritten public offering to allow the member owners to resell Class A common stock following the first quarterly exchange date of each of the first three years during which the member owners have the right to exchange their Class B common units for shares of Class A common stock. We are not required to conduct a company-directed underwritten public offering unless the number of shares of Class A common stock requested by the member owners (and any third parties) to be registered in the applicable company-directed underwritten public offering constitutes the equivalent of at least 3.5% of the aggregate number of Class A common units and Class B common units, or, collectively, the common units, outstanding. If the offering minimum has not been met, we may either proceed with the company-directed underwritten public offering (such decision being in our sole discretion) or notify the member owners that we will abandon the offering. After the third year during which member owners have the right to exchange their Class B common units for shares of our Class A common stock, we may elect to conduct a company-directed underwritten public offering in any subsequent year. The registration rights agreement also grants the member owners certain “piggyback” registration rights with respect to other registrations of Class A common stock and includes certain lock-up restrictions. Pursuant to the registration rights agreement, we filed a resale shelf registration statement on Form S-3 with the SEC on October 3, 2014.

Tax Receivable Agreements

We entered into tax receivable agreements with the member owners which became effective on October 1, 2013. Pursuant to the terms of the tax receivable agreements, we have agreed to pay to the member owners for as long as the member owner remains a limited partner, generally over a 15-year period (under current law), 85% of the amount of cash savings, if any, in U.S. federal, foreign, state and local income and franchise tax that we actually realize (or are deemed to realize, in the case of payments required to be made upon certain occurrences under such tax receivable agreements) as a result of the increases in tax basis resulting from the initial sale of Class B common units by the member owners in connection with the Reorganization, as well as subsequent exchanges by such member owners pursuant to the Exchange Agreement, and of certain other tax benefits related to our execution of the tax receivable agreements, including tax benefits attributable to payments under the tax receivable agreements. As of June 30, 2014, we have made no such payments under the tax receivable agreements.

GPO Participation Agreements

Our member owners entered into GPO participation agreements with Premier LP which became effective on October 1, 2013. Pursuant to the terms of the GPO participation agreements, each member owner will receive cash sharebacks, or revenue share, from Premier LP equal to 30% of all gross administrative fees collected by Premier LP based upon purchasing by such member owner’s acute and alternate site providers and other eligible non-healthcare organizations that are owned, leased or managed by, or affiliated with, each such member owner, or member facilities, through our GPO supplier contracts. In addition, our two largest regional GPO member owners will each remit all gross administrative fees collected by such member owner based upon purchasing by such member owner’s member facilities through the member owner’s own GPO supplier contracts and receive revenue share from Premier LP equal to 30% of such gross administrative fees remitted to Premier LP. Subject to certain termination rights, these GPO participation agreements each have an initial five-year term, although Premier LP’s two largest regional GPO member owners have entered into agreements with seven-year terms. The terms of the GPO participation agreements vary as a result of provisions in our existing arrangements with member owners that continue to remain in effect. In certain other instances, Premier LP and member owners have entered into GPO participation agreements with certain terms that vary from the standard form.

Voting Trust Agreement

Premier, Premier LP and the member owners entered into the VTA effective October 1, 2013, pursuant to which the member owners contributed their Class B common stock to the Class B Voting Trust, under which the Trustee acts on behalf of the member owners for purposes of voting their Class B common stock. Additional information about the VTA is available in “Frequently Asked Questions” and elsewhere throughout this proxy statement.

EXECUTIVE COMPENSATION

As an emerging growth company, we have opted to comply with the executive compensation rules applicable to “smaller reporting companies,” as such term is defined under the Securities Act, which require compensation disclosure for our principal executive officer and the next two most highly-compensated executive officers.

Summary Compensation Table for Fiscal Years 2014 and 2013

The table below sets forth the annual compensation paid or accrued during the fiscal years ended June 30, 2014 and 2013 by our principal executive officer and the next two most highly-compensated executive officers (our “named executive officers”).

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total
Susan D. DeVore, President & Chief Executive Officer	2014	$977,838	$0	$13,200,327	$9,242,699	$1,272,411	$215,954	$24,909,229
	2013	$970,071	$1,607,490	$0	$0	$4,731,438	$203,367	$7,512,366

Michael J. Alkire, Chief Operating Officer	2014	$797,531	$0	$6,459,750	$4,523,042	$830,230	$141,342	$12,751,895
	2013	$785,447	$873,284	$0	$0	$2,515,539	$121,944	$4,296,214

Craig S. McKasson, Chief Financial Officer	2014	$510,020	$0	$2,677,536	$1,874,761	$530,931	$92,714	$5,685,962
	2013	$495,853	$376,550	$0	$0	$1,016,614	$63,791	$1,952,808

(1)	Reflects discretionary amounts that were awarded under our fiscal year 2013 cash-based annual incentive plan (AIP) and our cash-based long-term incentive plan (LTIP) with respect to our performance during the 2011-2013 fiscal years. Upon becoming a public company in 2013, the cash-based LTIP was replaced by the 2013 Equity Incentive Plan; thus, the named executive officers did not receive any opportunity to earn an award under the LTIP for the 2014 fiscal year. See the discussion under “–Long-Term Incentive Plan” for additional information, including the payment schedule for the reported amount.
(2)	Reflects the aggregate grant date fair value of the performance shares and time-based restricted stock units granted to the named executive officers immediately prior to our initial public offering during the 2014 fiscal year. No stock awards were granted by us to the named executive officers during the 2013 fiscal year or any prior period. The performance shares are based on the probable outcome (as of the grant date) of the performance conditions applicable to those grants. For this purpose, the probable outcome was considered to be the compensation cost over the performance period that would have resulted had we achieved target performance during the performance period. The time-based restricted stock units reported above are based on the fair value of our Class A common stock on the grant date. There can be no assurance that the performance shares or the time-based restricted stock units granted to our named executive officers will ever be earned or that the value of these awards as earned will equal the amounts disclosed in the Summary Compensation Table. The stock price assumption used to calculate the compensation cost is disclosed in Note 20—Stock Based Compensation to our consolidated financial statements included in our 2014 Form 10-K.
(3)	Reflects the aggregate grant date fair value of the stock options granted to the named executive officers immediately prior to our initial public offering during the 2014 fiscal year. No stock options were granted by us to the named executive officers during 2013 fiscal year or any prior period. We determine the fair value using the Black-Scholes option pricing model. The assumptions used to calculate the fair value for this purpose are disclosed in Note 20—Stock Based Compensation to our consolidated financial statements included in our 2014 Form 10-K. There can be no assurance that the options will ever be exercised (in which case no value will be realized by the executive) or that the value on exercise will equal the fair value.
(4)	Reflects for (a) fiscal year 2014, the amounts earned by our named executive officers under our Annual Incentive Plan (AIP), and (b) fiscal year 2013, the amounts earned by our named executive officers under both the non-discretionary portions of the AIP and LTIP. See the discussion under “–Annual Incentive Plan” and “–Long-Term Incentive Compensation Plan” for additional information, including the payment schedule for these amounts.
(5)	Reflects the following costs incurred by us for the benefit of the named executive officers under PHSI’s money purchase pension plan, 401(k) plan and Deferred Compensation Plan: $13,000, $13,000, and $12,750 for Ms. DeVore and Messrs. Alkire and McKasson, respectively, with respect to the money purchase plan, $10,200, $10,200, and $9,350 for Ms. DeVore and Messrs. Alkire and McKasson, respectively, with respect to the 401(k) plan and $157,150, $108,323, and $60,794 for Ms. DeVore and Messrs. Alkire and McKasson, respectively, with respect to the Deferred Compensation Plan. Includes a one-time reimbursement of legal and tax advisory services in connection with our IPO in the amounts of $34,815, $9,819 and $9,819 for Ms. DeVore and Messrs. Alkire and McKasson, respectively. Also reflects amounts incurred by us with respect to a supplemental executive healthcare policy for Ms. DeVore.

Narrative Discussion of Summary Compensation Table

Initial Public Offering Equity Grants

None of our named executive officers owned any of our stock prior to the filing of our registration statement with the SEC in connection with our IPO. The compensation reported under “Stock Awards” and “Option Awards” columns in the Summary Compensation Table reflects equity awards granted immediately prior to our initial public offering. The Compensation Committee approved these equity grants to our named executive officers in order to better align their interests with those of our stockholders. These equity grants provide an opportunity for the named executive officers to make significant progress towards meeting levels of targeted equity ownership under our Stock Ownership Guidelines that are discussed below. The reported values in the “Stock Awards” and “Option Awards” columns equal grant date GAAP values determined under ASC Topic 718 as required by SEC rules, and do not represent currently realized or realizable compensation. In general, both stock awards and stock options are subject to a risk of forfeiture. Value from stock awards will not be earned by executives unless and until continued employment vesting requirements and, for the performance shares, performance goals are met. Value from a stock option will not be realized by executives unless and until continued employment requirements are met, there is an increase in stock price after the grant date and the executive exercises the stock option while the stock price is greater than the exercise price. There is no assurance that the named executive officers will realize value from the stock awards and option awards.

Realized Pay

The calculation of total compensation, as shown in the Summary Compensation Table that appears above, includes several items that are driven by accounting assumptions and which are not necessarily reflective of the compensation actually realized by our named executive officers. The chart below sets forth a different perspective on compensation that is supplemental to the information contained in the Summary Compensation Table. This chart compares the amounts reported in the Summary Compensation Table for our Chief Executive Officer, Susan DeVore, with her realized pay for the fiscal year ended June 30, 2014. Realized pay reflects the actual value of stock awards that have vested, or in the case of stock options, were exercised, during the year. It does not include non-qualified deferred compensation or other compensation included in the “All Other Compensation” column of the Summary Compensation Table (see footnote 5 of the Summary Compensation Table above for additional detail) or vested, unexercised stock options. The primary difference between our Chief Executive Officer’s realized pay amount and the amounts reported in the Summary Compensation Table is the accounting value attributed to the IPO equity grants, which were fully unvested as of June 30, 2014 and represent compensation that may be realized by her in future years.

(1)	Summary Compensation Table pay includes (i) base salary, (ii) actual annual incentive earned (or “STI” in the chart), and (iii) the grant date fair value of long-term equity compensation, each as reported in the Summary Compensation Table for the applicable year.

(2)	Realized pay includes: (i) base salary and (ii) actual annual incentive earned (or “STI” in the chart), each as reported in the Summary Compensation Table, (iii) cash amounts paid under the cash based long-term incentive plan granted by the PHSI Compensation Committee in August, 2010 (“LTI-Cash”), and (iv) the in-the-money value of any option awards exercised in the applicable year plus the value of any restricted stock awards (time-based and performance-based), that vested in the applicable year (both options and restricted stock units are included in “LTI-Equity” in the chart), calculated based on the stock price as of the vesting date. The LTI- Cash amount reflects the two installments (totaling 70%) of the FY2011-FY2013 Long-Term Incentive Plan payments that were made during FY2014 (see “–Long-Term Incentive Compensation Plan” for additional information, including the payment schedule for these amounts).

Annual Incentive Plan

The Annual Incentive Plan (“AIP”) provides an opportunity for our employees and those of certain affiliates, subsidiaries and managed entities to receive annual cash bonuses based on achievement of predetermined performance objectives for a fiscal year. The Compensation Committee determines the extent to which performance objectives were achieved for the 2014 fiscal year. Depending on achievement level, each participant will receive 0-150% of his or her target award on September 15 following the end of the fiscal year, but may defer payment at each participant’s discretion. Awards paid under the AIP are subject to forfeiture and recoupment pursuant to our recoupment policies discussed in “—Compensation Recoupment.” For fiscal year 2014, the AIP was based entirely on pre-established performance goals.

Long-Term Incentive Compensation Plan

Payments under the LTIP are determined based on financial or operational performance during the three year performance period as compared to pre-established performance goals. Additional amounts can also be awarded on a discretionary basis. The PHSI compensation committee determined all amounts payable under the LTIP with respect to the named executive officers. The portion of the LTIP payments based on meeting pre-established performance goals for Ms. DeVore, Mr. Alkire and Mr. McKasson is $4,066,940, $2,085,114 and $744,887, respectively, and is included in the “Non-Equity Incentive Compensation Plan” column of the Summary Compensation Table for the 2013 fiscal year. The portion of the payments based on the exercise of discretion by the PHSI compensation committee for Ms. DeVore, Mr. Alkire and Mr. McKasson is $1,243,713, $637,650 and $227,794, respectively, and is included in the “Bonus” column of the Summary Compensation Table for the 2013 fiscal year.

An executive participating in the LTIP must be employed on the date of a scheduled LTIP payment in order to receive payment unless the executive terminates employment due to death, disability, his or her retirement, termination of employment by PHSI without cause or voluntary resignation within the two year period following a change in control (as defined in the LTIP). The named executive officers have not received a new three-year cash based LTIP award opportunity. Instead, we have authorized the grant of equity awards to our named executive officer for the 2014 fiscal year. The LTIP did not provide for immediate payment of these amounts: 40% was paid on September 15, 2013; 30% was paid on June 30, 2014; and the remaining 30% is scheduled to be paid on June 30, 2015.

Determination of Executive Compensation

As discussed earlier, the Compensation Committee is responsible for, among other matters: (i) reviewing key employee compensation goals, policies, plans and programs; (ii) reviewing and approving the compensation of our directors, Chief Executive Officer and other executive officers; (iii) reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and (iv) administering our stock plans and other incentive compensation plans, including assessing the performance of the organization relative to the incentive plan goals. The Compensation Committee, pursuant to its charter, has the authority to select and retain experts or consultants to assist the committee in discharging its duties and responsibilities. The Compensation Committee has in the past engaged Mercer to provide compensation data on other companies and recommendations on executive compensation, including bonuses and equity grants. Mercer has also provided data and recommendations regarding director compensation.

Role of the Compensation Consultant

During our fiscal year 2014, the Compensation Committee directly retained the services of Mercer to provide advice and recommendations to the Compensation Committee on executive officer and Board of Director compensation programs. Mercer’s fees for executive compensation consulting to the Compensation Committee for fiscal year 2014 were $451,682.

During fiscal year 2014, Mercer provided the following services to the Compensation Committee related to executive officer compensation:

•	Attended meetings of the Compensation Committee as the Committee’s advisor;

•	Evaluated the competitive positioning of our executive officers’ base salaries, annual incentive and long-term incentive compensation relative to our peer companies;

•	Advised on target award levels within the annual and long-term incentive program and, as needed, on actual compensation actions;

•	Assessed the alignment of executive officer compensation levels relative to our performance against our peer companies and relative to the Compensation Committee’s articulated compensation philosophy;

•	Provided advice on the design of our annual and long-term incentive plans;

•	Advised on the performance measures and performance targets for the annual and long-term incentive programs; and

•	Assessed the potential for material risk within our compensation policies and practices for all employees, including executive officers.

During fiscal year 2014, management retained the services of Mercer to provide compensation and health and welfare consulting, and affiliated companies Marsh and National Economic Research Associates, Inc. to provide insurance services and economic consulting services, respectively. The aggregate fees paid for these services for fiscal year 2014 were $381,140.

Based in part on the policies and procedures Mercer and the Compensation Committee have in place, the Compensation Committee believes that the advice it receives from the executive compensation consultant, a Mercer representative, is objective and not influenced by Mercer’s or its affiliates’ relationships with Premier. These policies and procedures include:

•	The executive compensation consultant receives no incentive or other compensation based on the fees charged to us for other services provided by Mercer or any of its affiliates;

•	The executive compensation consultant is not responsible for selling other Mercer or affiliate services to us;

•	Mercer’s professional standards prohibit the executive compensation consultant from considering any other relationships Mercer or any of its affiliates may have with us in rendering his or her advice and recommendations;

•	The Compensation Committee has the sole authority to retain and terminate the executive compensation consultant;

•	The executive compensation consultant has direct access to the Compensation Committee without management intervention;

•	The Compensation Committee evaluates the quality and objectivity of the services provided by the executive compensation consultant each year and determines whether to continue to retain the consultant; and

•	The protocols for the engagement (described below) limit how the executive compensation consultant may interact with management.

While it is necessary for the executive compensation consultant to interact with management to gather information, the Compensation Committee has adopted protocols governing if and when the executive compensation consultant’s advice and recommendations can be shared with management. These protocols are included in the Compensation Committee’s engagement letter with Mercer. The Compensation Committee also determines the appropriate forum for receiving the executive compensation consultant’s recommendations. Where appropriate, management invitees are present to provide context for the recommendations.

Employment Agreements

Effective October 1, 2013, each of our named executive officers entered into an employment agreement. The term of each employment agreement is three years. Each employment agreement provides for automatic extension after the initial three-year period by adding a one-year term on each anniversary of the effective date of each agreement unless either party timely provides written notice to the contrary. These employment agreements, which are between PHSI and the named executive officers, provide for the following compensation:

•	Annual base salary for Ms. DeVore, Mr. Alkire and Mr. McKasson equal to $977,800, $797,500 and $510,000, respectively.

•	Target annual incentive compensation for Ms. DeVore, Mr. Alkire and Mr. McKasson equal to 125%, 100% and 100% of base salary, respectively.

•	Eligibility for participation in the 2013 Equity Incentive Plan.

•	All incentive compensation payments shall be subject to one or both of our compensation recoupment policies as in effect from time to time. See “—Compensation Recoupment” for a discussion of these policies.

•	Reimbursement for excise taxes, penalties and interest under Section 409A of the Code incurred by an executive as a result of our breach of an executive’s employment agreement.

•	One-time reimbursement of attorneys’ and tax advisors’ fees incurred by Ms. DeVore and Messrs. Alkire and McKasson in connection with negotiating and reviewing the employment agreements in conjunction with our IPO.

The employment agreements provide for severance benefits in the event the named executive officer’s employment is terminated without cause or they leave for good reason. Enhanced severance benefits are provided in the event of an involuntary termination that occurs on or within two years after a Change in Control (as defined in the 2013 Equity Incentive Plan). All severance benefits are subject to signing a release and compliance with non-competition, non-solicitation, non-interference and confidentiality restrictions.

Employment Termination without Cause or Resignation for Good Reason

As stated in the employment agreements, we will pay 2.4 times the named executive officer’s total annual compensation in cash over 30 months if such officer’s employment is terminated without cause or such officer resigns for good reason on or within 24 months after a Change in Control (as defined in the 2013 Equity Incentive Plan). “Total annual compensation” for this purpose means the sum of the named executive officer’s then current base salary plus the greater of (i) the officer’s target AIP bonus as of employment termination, or (ii) the average AIP bonuses paid to the named executive officer during the 36 months preceding employment termination. As stated in the employment agreements, we will pay 1.9 times the named executive officer’s base salary in cash over 24 months if such officer’s employment is terminated without cause or such officer resigns for good reason other than during the 24 month change in control protection period described above. A termination without cause under the employment agreements means that PHSI terminates the named executive officer’s employment for any reason other than death, disability or cause.

We do not provide our named executive officers a “gross-up” of any golden parachute excise taxes under the Code. The award agreements for the stock options, time-based restricted stock units and performance shares include a “modified cutback” provision. Benefits under these equity awards, the employment agreements and other plans and arrangements covering our named executive officers are paid out in full or reduced so that the golden parachute excise tax is avoided, whichever produces a better after-tax result for the named executive officer.

Outstanding Equity Awards at 2014 Fiscal Year End

The following table sets forth information with respect to the named executive officers’ equity awards outstanding as of June 30, 2014.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (1)	Number of Securities Underlying Unexercised Options Unexercisable (2)	Option Exercise Price	Option Expiration Date (3)	Number of Shares or Units of Stock That Have Not Vested (4)	Market Value of Share or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (6)
Susan D. DeVore	9/25/13	268,922	537,844	$27.00	9/25/23
	9/25/13					162,967	$4,726,043
	9/25/13							325,934	$9,452,086

Michael J. Alkire	9/25/13	131,600	263,202	$27.00	9/25/23
	9/25/13					79,750	$2,312,750
	9/25/13							159,500	$4,625,500

Craig S. McKasson	9/25/13	54,547	109,095	$27.00	9/25/23
	9/25/13					33,056	$958,624
	9/25/13							66,112	$1,917,248

(1)	Represents fully exercisable stock options.
(2)	The stock option awards vest in equal amounts on the first, second and third anniversaries of June 30, 2013, subject to the officer’s continued employment by us or our affiliates or subsidiaries on those dates. In the event of termination due to death, disability, voluntary resignation on or after attaining age 59 1⁄2 or age 55 with five or more years of service, by us without cause or by the officer for good reason (each as defined in the standard form of equity award agreement approved by the board of directors for all participants) prior to a Change in Control (as defined in the 2013 Equity Incentive Plan), any options that would have vested in the 12 months following employment termination will immediately vest. In the event of an employment termination by us without cause or by the officer for good reason on or within 24 months following a Change in Control, the option will immediately vest in full. All stock options (both vested and unvested) will be forfeited on a termination for cause or resignation without Good Reason or in the event the officer violates his or her non-compete agreement.
(3)	All stock options have a term of ten years from the grant date, except that any stock options that are not forfeited on a participant’s termination of employment will be exercisable for the lesser of twelve months or the remaining term.
(4)	The restricted stock unit awards vest in full on June 30, 2016, subject to the officer’s continued employment by us or our affiliates or subsidiaries on that date. In the event of termination due to death, disability, voluntary resignation on or after attaining age 59 1⁄2 or age 55 with five or more years of service, by us without cause or by the officer for good reason prior to a Change in Control, a pro-rata portion of the restricted stock units shall vest based on the period of completed service from July 1, 2013 through July 1, 2016. In the event of an employment termination by us without cause or by the officer for good reason on or within 24 months following a Change in Control, the restricted stock units will immediately vest in full. All restricted stock units are subject to forfeiture in the same manner as stock options.
(5)	The performance share awards vest based on achieving performance objectives for the three year performance period beginning July 1, 2013 and ending June 30, 2016, subject to such officer’s continued employment on June 30, 2016. The disclosed amount reflects a 100% payout based the probable achievement of the performance objectives under this grant. In the event of termination due to death, disability, voluntary resignation on or after attaining age 59 1⁄2 or age 55 with five or more years of service, by us without cause or by the officer for good reason prior to a Change in Control, a pro-rata portion of the performance shares shall vest contingent on our actual performance results for the applicable performance period based on the period of completed service during such performance period. If a Change in Control occurs, performance shares will vest based on actual performance achievement as of the Change in Control.
(6)	Calculation based on the closing price of our Class A common stock on NASDAQ of $29.00 per share on June 30, 2014.

Compensation Recoupment

We have adopted compensation recoupment policies with respect to all incentive compensation awards, including amounts payable under our cash incentive plans and the equity awards granted under the 2013 Equity

Incentive Plan that may be earned by our executive officers. If we are required to restate our financial statements due to their material noncompliance with any financial reporting requirements under the federal securities laws, our executive officers who received incentive compensation based on erroneous data in a materially noncompliant financial statement must repay us the amount in excess of what would have paid based on that restatement. The repayment obligation extends to any incentive compensation an executive officer or executive-team member receives during the three-year period preceding a restatement. The board of directors has the authority to determine when and how much incentive compensation must be repaid following the restatement of a financial statement. We do not believe that the risks arising from our executive officer compensation practices are reasonably likely to have a material adverse effect on Premier. We will amend these compensation recoupment policies as required to comply with applicable SEC rules that are adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

Executive Officer Stock Ownership Guidelines

Our Board of Directors has adopted stock ownership guidelines that apply to all our executive officers and other members of senior management designated by our Chief Executive Officer. This policy is designed to align the interests of our executive leadership team with the interests of our stockholders. Covered executives are expected to own our Class A common stock with a value equal to a multiple of their base salary, and until the guideline amount is achieved each covered executive will generally be required to retain a level of shares following the vesting or exercise of equity awards granted. The chart below summarizes the key terms of our stock ownership guidelines as applicable to our named executive officers:

Requirement	Title	Required Amount
Stock Ownership Guidelines	Chief Executive Officer	5x base salary
	Chief Operating Officer	3x base salary
	Chief Financial Officer	3x base salary

Stock Holding Requirements	Chief Executive Officer	50% of net after-tax value
	Chief Operating Officer	35% of net after-tax value
	Chief Financial Officer	35% of net after-tax value

“Ownership” for purposes of this policy is defined to include stock owned directly or indirectly by a covered executive or any of such person’s immediate family members residing in the same household, shares held in trust for the benefit of such executive or such executive’s family and shares obtained through stock option exercise and shares underlying vested restricted stock units and performance shares.

EQUITY COMPENSATION PLAN INFORMATION

As of June 30, 2014, we granted equity awards to employees and directors under the Premier, Inc. 2013 Equity Incentive Plan which was approved by our stockholders prior to our October 2013 initial public offering. The following table sets forth certain information as of June 30, 2014 concerning the shares of Class A common stock authorized for issuance under this equity compensation plan. No shares of Class B common stock are authorized for issuance under this plan, and we have no equity compensation plans under which shares may be issued that have not been approved by our stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Premier, Inc. 2013 Equity Incentive Plan	11,260,783	(1)	$27.00	(2)	7,667,266	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	11,260,783	(1)	$27.00	(2)	7,667,266	(3)

(1)	Includes, as of June 30, 2014, 3,593,517 shares reserved for issuance upon settlement of outstanding restricted stock units (RSU), performance share awards (PSA) and stock options. Assumes RSUs, PSAs and stock options awards are paid at target, except for awards for which the measurement period has been completed.
(2)	This calculation does not take into account awards of RSUs and PSAs.
(3)	Reflects, as of June 30, 2014, shares reserved for future grants of stock options, RSUs, PSAs, performance RSUs and/or other equity awards.

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

The following Report of the Audit and Compliance Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent Premier specifically incorporates such information by reference.

The Board of Directors has the ultimate authority for effective corporate governance, including the role of oversight of Premier’s management. The Audit and Compliance Committee’s purpose is to assist the Board of Directors in fulfilling its responsibilities to Premier and its stockholders by overseeing the accounting and financial reporting processes, the qualifications and selection of the independent registered public accounting firm engaged by the Company, the Company’s Ethics & Compliance Program as directed by the Chief Ethics and Compliance Officer, and the performance of the internal auditors and independent registered public accounting firm. The Audit and Compliance Committee members’ functions are not intended to duplicate or to certify the activities of Premier’s management or Premier’s independent registered public accounting firm.

In its oversight role, the Audit and Compliance Committee relies on the expertise, knowledge and assurances of management, the internal auditors, and the independent registered public accounting firm. Management has the primary responsibility for establishing and maintaining effective systems of internal and disclosure controls (including internal control over financial reporting), for preparing financial statements, and for the public reporting process. Ernst & Young LLP (“EY”), Premier’s independent registered public accounting firm, is responsible for performing an independent audit of Premier’s consolidated financial statements and for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles in the United States. In this context, the Audit and Compliance Committee:

•	reviewed and discussed with management and EY the fair and complete presentation of Premier’s consolidated financial statements and related periodic reports filed with the SEC (including the audited consolidated financial statements for the year ended June 30, 2014);

•	discussed with EY the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), including PCAOB Auditing Standard No. 16 (Communications with Audit Committees); and

•	received the written disclosures and the letter from EY required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence) and discussed with EY its independence from the Company and its management.

The Audit and Compliance Committee also discussed with Premier’s internal auditors and EY the overall scope and plans for their respective audits; reviewed and discussed with management, the internal auditors, and EY the significant accounting policies applied by Premier in its financial statements, as well as alternative treatments and risk assessment; and met periodically in executive sessions with each of management, the internal auditors, and EY.

The Audit and Compliance Committee was kept apprised of the progress of management’s assessment of the Premier’s internal control over financial reporting and provided oversight to management during the process.

Based on the reviews and discussions described above, the Audit and Compliance Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements for the year ended June 30, 2014, be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2014 for filing with the SEC. The Audit and Compliance Committee has selected EY as the Company’s independent registered public accounting firm for fiscal year 2015.

Members of the Audit and Compliance Committee

Susan S. Wang, Chair

Stephen R. D’Arcy

Ellen C. Wolf

EXECUTIVE OFFICERS

The following table lists all of our executive officers who are not also directors. Each of our executive officers will hold office until his successor is elected and qualified, or until his earlier resignation or removal. There are no family relationships between any of our executive officers, directors and director nominees. The business address of each of our executive officers is 13034 Ballantyne Corporate Place, Charlotte, NC 28277. References to positions held at Premier LP are to positions held at the general partner of Premier LP both before and after our reorganization and IPO.

Executive Officers Who are Not Also Directors

Craig S. McKasson	47	Senior Vice President and Chief Financial Officer

Mr. McKasson has served as the Senior Vice President and Chief Financial Officer of Premier since 2013. He has served in the same positions at PHSI and Premier LP since 2010, and prior to that, he served those entities as Vice President and Corporate Controller from 1997 to 2010. Mr. McKasson currently serves as a member of the board of managers of Innovatix LLC and the board of directors (and on the executive and audit committees and as treasurer and chairman of the finance committee) of Saint Vincent De Paul Village Inc. From 2010 to 2014, Mr. McKasson served as a board and audit committee member (and compensation committee member from 2013 to 2014) of Global Healthcare Exchange, LLC. Mr. McKasson is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants. Mr. McKasson obtained a bachelor’s degree in business administration and a Master of Science in accountancy from San Diego State University.

Michael J. Alkire	51	Chief Operating Officer

Mr. Alkire has served as the Chief Operating Officer of Premier since 2013. He has served in the same position at PHSI and Premier LP since 2011 and was a member of the board of directors of PHSI and the board of managers of Premier Plans from 2011 to 2013. Mr. Alkire joined Premier in 2004 as a Senior Vice President until he assumed the role of President of Premier LP from 2006 to 2011. Mr. Alkire’s prior executive experience also includes positions at Deloitte & Touche LLP and Cap Gemini Ernst & Young. Mr. Alkire is a member of the East Coast Healthcare Executive Summit and a past director on the board of directors of Global Healthcare Exchange, LLC, HSCA and the Dallas Mustangs, a swimming program in northern Texas. Mr. Alkire obtained a bachelor’s degree from Indiana State University and his Master of Business Administration from Indiana University.

Durral R. Gilbert	48	President of Supply Chain Services

Mr. Gilbert has served as the President of Supply Chain Services of Premier since 2013. He has served in the same position at Premier LP since 2012. Mr. Gilbert joined Premier in 2006 as PHSI’s Vice President of Operations, Supply Chain until he assumed the role of PHSI’s Senior Vice President of Supply Chain Emerging Services from 2011 to 2012. Mr. Gilbert’s prior experience also includes executive positions at BDS Management, LLC, Marsh Inc., LearningStation.com, Inc. and Wachovia Securities, Inc. Mr. Gilbert currently serves as a member of the board of advisors of the McColl School of Business, Queens University of Charlotte and the board of directors of HSCA, where he also serves as Secretary. Mr. Gilbert previously served as a director on the boards of directors of CCX, Inc. Mr. Gilbert obtained a bachelor’s degree from the University of North Carolina at Chapel Hill and a Master of Business Administration from Duke University.

Keith J. Figlioli	43	Senior Vice President of Healthcare Informatics

Mr. Figlioli has served as the Senior Vice President of Healthcare Informatics of Premier since 2013. He has served in the same position at PHSI since 2009. Prior to joining Premier, Mr. Figlioli served as the Senior Vice President of Enterprise Solutions of Eclipsys Corporation, NASDAQ listed company, from 2003 to 2009. Mr. Figlioli also serves as a board observer of Activate Networks and as a member of The Office of the National Coordinator Health Information Technology Standards Committee. From 2012 to 2014, Mr. Figlioli served as a member of the board of directors of Global Healthcare Exchange, LLC. Mr. Figlioli previously served as a member of the boards of directors of the non-profit organizations Good Sports and MassBike. Mr. Figlioli obtained a bachelor’s degree from Wheaton College and a Master of Business Administration from Boston University.

R. Wesley Champion	48	Senior Vice President of Premier Performance Partners

Mr. Champion has served as a Senior Vice President of Premier since 2013, and he has also served as a Senior Vice President of Premier LP since 2007 and as the business unit leader for consulting for Premier LP since 2007. Prior to joining Premier, Mr. Champion was a partner at Accenture PLC, a NYSE listed company, and Cap Gemini Ernst & Young. Mr. Champion currently sits on the editorial board of directors of Accountable Care News. Mr. Champion obtained a bachelor’s degree from the College of Charleston.

Kelli L. Price	52	Senior Vice President of People

Ms. Price has served as the Senior Vice President of People of Premier since 2013. She has served in the same position at PHSI and Premier LP since 2009. Ms. Price joined Premier in 2001 as a member of Human Resources at Premier LP, until she assumed the role of Vice President of Engagement and Performance Excellence at Premier LP from 2004 to 2009. Ms. Price previously served as a North Carolina State Quality Examiner and on the National Board of Examiners for the Malcolm Baldridge National Quality Awards Program. Ms. Price obtained a bachelor’s degree from the University of North Carolina at Greensboro and a Master of Business Administration from Queens University of Charlotte.

Jeffrey W. Lemkin	69	General Counsel

Mr. Lemkin has served as the General Counsel of Premier since 2013. He has served in the same position at PHSI and Premier LP since 2007. Prior to joining Premier, from 1987 to 2007 Mr. Lemkin was a partner at McDermott Will & Emery LLP in its health practice group, during part of which time Mr. Lemkin fulfilled the role of Premier’s external general counsel and represented Premier legal interests as regular external counsel in a wide range of matters. Mr. Lemkin has practiced corporate and health law for over 40 years. Mr. Lemkin obtained a bachelor’s degree from Bowdoin College, a Master of Arts in History from Northwestern University and a Juris Doctor degree from Boston University School of Law.

OTHER BUSINESS

As of the date of this proxy statement, management does not intend to present and has not been informed that any other person intends to present any matter for action not specified in this proxy statement. If any other matters properly come before the Annual Meeting, it is intended that the proxy holders will act on those matters in accordance with their best judgment.

ANNUAL REPORT ON FORM 10-K

A copy of our annual report on Form 10-K for the fiscal year ended June 30, 2014, as filed with the SEC, will be mailed without charge to any holder of our common stock, upon request. Requests for annual reports on Form 10-K should be addressed to: Investor Relations, Premier, Inc., 13034 Ballantyne Corporate Place, Charlotte, North Carolina 28277. The Form 10-K includes certain exhibits. Copies of the exhibits will be provided only upon receipt of payment covering our reasonable expenses for such copies. The Form 10-K and exhibits may also be obtained from our website, www.premierinc.com on the “investor relations” page, or directly from the SEC’s website, www.sec.gov/edgar/searchedgar/companysearch.html.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING OF STOCKHOLDERS

Any proposals that our stockholders wish to have included in our proxy statement and form of proxy for the 2015 annual meeting of stockholders must be received by us no later than the close of business on June 24, 2015, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act in order to be considered for inclusion in the 2015 proxy statement and form of proxy. The inclusion of any proposal will be subject to applicable rules of the SEC, including Rule 14a-8 of the Exchange Act, as amended from time to time, and timely submission of a proposal does not guarantee its inclusion in our proxy statement.

You may also submit a proposal without having it included in our proxy statement and form of proxy, but we are not required to submit such a proposal for consideration at the annual meeting if it is considered untimely. To submit a proposal, a stockholder must be entitled to vote on such proposal at the meeting and must be a stockholder at the time notification of the proposal is provided to the Company. In accordance with Article I, Section 12 of our Bylaws, to be timely your proposal must be delivered to or mailed and received at our principal executive offices on or after August 7, 2015 and not later than September 6, 2015; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 70 days, from the anniversary date of our December 5, 2014 annual meeting, your proposal and related notice, in order to be timely, must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

All stockholder proposals and related notice must be in the form set forth in Article I, Section 12 of our Bylaws and must be addressed to Premier, Inc., 13034 Ballantyne Corporate Place, Charlotte, North Carolina 28277, Attention: Corporate Secretary. Article I, Section 12 of our Bylaws requires, among other things, that the proposal and related notice must set forth:

(1) (i) a brief description of the business desired to be brought before the annual meeting (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Company’s Bylaws, the language of the proposed amendment); (ii) the reasons for conducting that business at the annual meeting and (iii) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;

(2) the name and record address of the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made;

(3) the class and number of shares of the Company’s stock which are owned beneficially and of record by such stockholder and such beneficial owner;

(4) a representation that the stockholder intends to appear in person or by proxy at the meeting to propose such business;

(5) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal and/or (ii) otherwise to solicit proxies from stockholders in support of such proposal;

(6) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

(7) a description of any agreement, arrangement or understanding with respect to the proposal and/or the voting of shares of any class or series of stock of the Company between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the proposal is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, “proponent persons”); and

(8) a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) the intent or effect of which may be (i) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Company; (ii) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Company and/or (iii) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Company.

A stockholder proposing business for the annual meeting must update and supplement the notice required by Article I, Section 12 of our Bylaws so that the information in the notice is true and correct as of the record date for the annual meeting and as of the date that is 15 days prior to the annual meeting or any adjournment or postponement thereof; such update and supplement shall be delivered in writing to the Corporate Secretary at the principal executive offices of the Company not later than five days after the record date for the meeting (in the case of any update and supplement required to be made as of the record date), and not later than 10 days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of 15 days prior to the meeting or any adjournment or postponement thereof). Any stockholder that intends to submit a proposal should read the entirety of the requirements in our Bylaws, particularly Article I, Section 12, which can be found in the Investors section of our website at investors.premierinc.com.

If notice is not timely and properly provided, the persons named in our proxy for the 2015 annual meeting of stockholders will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2015 annual meeting of stockholders. Only such proposals as are (i) required by the rules of the SEC and (ii) permissible stockholder motions under the Delaware General Corporation Law will be included on the agenda for the 2015 annual meeting of stockholders.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY OR VOTING INSTRUCTION CARD IN THE

ENCLOSED POSTAGE-PAID ENVELOPE.

THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

By Order of the Board of Directors,

Richard J. Statuto
Chairman of the Board of Directors

Charlotte, NC

October 22, 2014

Appendix A— Premier, Inc. Employee Stock Purchase Plan

APPENDIX A

PREMIER, INC.

EMPLOYEE STOCK PURCHASE PLAN

I. PURPOSE

The Premier, Inc. Employee Stock Purchase Plan (the “Plan”) is intended to provide eligible employees of the Company and its Designated Affiliates with the opportunity to acquire a proprietary interest in the Company on a discounted basis. The Plan was approved by the Board on October 3, 2014 and by our stockholders on             . Capitalized terms shall have the defined meanings set forth under Article II below, or elsewhere when the term first appears and is defined.

II. DEFINITIONS

For purposes of administration of the Plan, the following terms shall have the meanings indicated:

(a) “Affiliate” means any corporation, partnership, joint venture or other business entity in which the Company owns, directly or indirectly, stock or a capital or profit interest and with respect to which the Company possesses the power to direct or cause the direction of the management and policies.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Company” means Premier, Inc., a Delaware corporation, and any corporate successors to all or substantially all of the assets or voting stock of the Company which shall by appropriate action adopt the Plan.

(e) “Designated Affiliate” means an Affiliate that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan. The Board may also remove an Affiliate from being a Designated Affiliate at any time in its sole discretion. The Designated Affiliates as of the Effective Date are Premier Supply Chain Improvement, Inc., Premier Healthcare Solutions, Inc. and Premier Healthcare Alliance, L.P.

(f) “Effective Date” means the date on which shareholders of the Company approve the Plan.

(g) “Eligible Earnings” means compensation eligible to be deferred as an elective 401(k) contribution under the Premier, Inc. Retirement Savings Plan.

(h) “Employee” means any person, including an officer, who is both (a) classified as a common law employee for purposes of Section 3401 of the Code by the Company or a Designated Affiliate, and (b) regularly employed for at least 20 hours per week and more than five months in a calendar year by the Company or a Designated Affiliate.

(i) “Participant” means any Employee who has elected to actively participate in the Plan.

(j) “Plan Administrator” shall be the Company’s Compensation Committee of the Board, provided that the Board may at any time (i) appoint a person or other committee to serve in such capacity, and (ii) act in lieu of the Compensation Committee on any matter authorized for administrative action under the Plan.

(k) “Stock” means shares of the Class A common stock of the Company, with a par value of $0.0001.

III. ADMINISTRATION

The Plan shall be administered by the Plan Administrator. Subject to the provisions of the Plan and applicable law, the Plan Administrator shall have the authority in its sole discretion: (a) to determine the Stock’s fair market value; (b) to construe and interpret the terms of the Plan; (c) to correct any defect, supply any omission, or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem desirable to carry out the purposes of the Plan; (d) to establish a limit on the maximum number of shares of Stock that may be purchased during a purchase period, (e) to prescribe, amend, and rescind rules and regulations relating to the Plan; and (f) to make all other determinations and take all other action described in the Plan or as the Plan Administrator otherwise deems necessary or advisable for administering the Plan and effectuating its purposes. Decisions of the Plan Administrator (or its designate) shall be final and binding on all parties who have an interest in the Plan.

IV. PURCHASE PERIODS

(a) Stock shall be offered for purchase under the Plan through a series of successive purchase periods during offering periods not to exceed 27 months until such time as (i) the maximum number of shares of Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Article IX.

(b) Under no circumstances shall any purchase rights granted under the Plan be exercised, nor shall any shares of Stock be issued hereunder, until such time as the Company shall have complied with all applicable requirements of the Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange on which the Stock is listed and all other applicable requirements established by law or regulation, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(c) As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

(d) The Plan shall be implemented in a series of consecutive purchase periods, each to be of such duration as determined by the Plan Administrator prior to the commencement date of the purchase period; provided that the first purchase period shall begin not sooner than the Effective Date. The Plan Administrator shall have the authority to establish purchase periods over such intervals and subject to such terms and conditions as it determines to be appropriate or desirable without stockholder approval.

(e) Each Participant shall be granted a separate purchase right with respect to each purchase period. The purchase right shall be granted on the first day of the purchase period and shall be automatically exercised on the last U.S. business day of that purchase period or any earlier day the purchase right is to be exercised hereunder.

V. ELIGIBILITY AND PARTICIPATION

(a) An individual who has been continuously employed as an Employee for at least six (6) months as of the commencement of a purchase period shall be eligible to participate in such purchase period under the Plan, subject to the requirements of Section V(b) and the limitations imposed by Article VI, Article VII and Article VIII below. No non-employee director or independent contractor may participate in the Plan.

(b) An Employee may become a Participant by completing and submitting enrollment forms (including but not limited to a subscription agreement and a payroll deduction authorization) in such form and manner as approved by the Plan Administrator (or its designee) during the twenty-one day period before the beginning of a purchase period, unless a different time for completing and submitting the enrollment forms is set by the Plan Administrator for all Employees with respect to a given purchase period. Notwithstanding the foregoing, no Employee shall be entitled to enroll in the Plan or acquire Stock under the Plan during any period in which the Company has restricted the purchase or sale of its securities by its employees.

(c) The payroll deduction authorized by a Participant for purposes of acquiring Stock under the Plan may be any multiple of 1% of the Eligible Earnings of the Participant during the period the purchase right remains outstanding, up to a maximum equal to 30% of the Participant’s Eligible Earnings (or such lower maximum percentage as may be designated by the Plan Administrator from time to time). The deduction rate so authorized shall continue in effect for the entire period the purchase right remains outstanding, unless the Participant shall, prior to the end of the purchase period for which the purchase right will remain in effect, withdraw by filing the appropriate form with the Plan Administrator (or its designate). Payroll deductions will automatically cease upon the termination of the Participant’s purchase right in accordance with Section VII(d) or Section VII(e) below. Participants may adjust the percentage of their Eligible Earnings to be paid as contributions pursuant to the Plan from one purchase period to the next by completing and submitting a new enrollment form during the enrollment period for the next purchase period. Participants may not adjust their rate of contribution during a purchase period. A Participant’s contribution rate in effect on the last day of a purchase period shall automatically apply to the next purchase period unless (i) the Participant elects otherwise during the enrollment period preceding the next purchase period or (ii) the Plan Administrator determines during a purchase period, by written notice to all affected Participants, that Participants’ contribution rates shall not automatically apply to the next purchase period.

(d) Payroll deductions shall commence on the first payroll that ends after the beginning of the purchase period and shall end on the last payroll paid on or prior to the last day of the purchase period to which the enrollment form is applicable, unless sooner terminated as provided in Article VII.

VI. STOCK SUBJECT TO PLAN

(a) The Stock purchasable by Participants under the Plan shall be authorized but unissued Stock, Stock held in the treasury of the Company, or from any other proper source. The total number of shares of Stock that may be issued under the Plan in the aggregate shall be 3,685,500 shares (subject to adjustment under Section VI(b) below).

(b) In the event any change is made to the Stock purchasable under the Plan by reason of (i) any merger, consolidation or reorganization or (ii) any stock dividend, stock split, recapitalization, combination of shares or other change affecting the outstanding Stock as a class without the Company’s receipt of consideration, then unless such change occurs in connection with a transaction described under Section VII(k), appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of shares issuable in the aggregate over the term of the Plan, (ii) the class and maximum number of shares purchasable per Participant on any one purchase date, and (iii) the class and number of shares and the price per share of the Stock subject to each purchase right at the time outstanding under the Plan. Any such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to purchase rights under the Plan.

VII. PURCHASE RIGHTS

Subject to Article VI above, an Employee who participates in the Plan for a particular purchase period shall have the right to purchase Stock upon the terms and conditions set forth below and shall execute a subscription agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable. A subscription agreement may provide that it shall remain in effect indefinitely for future purchase periods, subject to (i) the individual’s right to terminate the subscription agreement by written notice to the Plan Administrator in advance of a future purchase period, and (ii) the Plan Administrator’s discretion to determine during a purchase period, by written notice to all affected Participants, that all such subscription agreements shall prospectively expire at the end of that purchase period or a designated one thereafter.

(a) Purchase Price. The U.S. Dollar purchase price per share shall be 85% of the fair market value per share of Stock when the purchase right is exercised. For purposes of determining such fair market value (and for all other valuation purposes under the Plan), the fair market value per share of Stock on any given date shall be the closing selling price per share of Stock on the immediately preceding date for which there exists a quotation on the principal exchange on which the Stock is at the time traded.

(b) Number of Purchasable Shares. The number of shares purchasable by a Participant upon the exercise of an outstanding purchase right shall be the number of whole shares of Stock obtained by dividing the amount collected from the Participant through payroll deductions during each purchase period the purchase right remains outstanding by the purchase price in effect for that purchase period, subject to any limit established by the Plan Administrator with respect to the maximum number of shares of Stock that may be purchased during such purchase period. For avoidance of doubt, any limitation on the maximum number of shares must be established by the Plan Administrator in writing on or before the first day of a purchase period to be effective for that purchase period. Any remaining amount in the Participant’s account shall be automatically refunded to the Participant. Under no circumstances shall purchase rights be granted under the Plan to any Employee if such Employee would, immediately after the grant, own (within the meaning of Section 424(d) of the Code) or hold outstanding options or other rights to purchase, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its Affiliates. The accrual limitations of Article VIII shall apply to all purchase rights.

(c) Payment. Payment for Stock purchased under the Plan shall be effected by means of the Participant’s authorized payroll deductions. Such deductions shall begin on the first pay day coincident with or immediately following the commencement date of the relevant purchase period and, unless terminated earlier pursuant to Sections VII(d) or (e) below, shall terminate with the pay day ending with or immediately prior to the last day of the purchase period. The amounts so collected shall be credited to the book account maintained by the Company on the Participant’s behalf under the Plan, but no interest shall be paid on the balance from time to time outstanding in such book account. The amounts collected from a Participant may be commingled with the general assets of the Company and may be used for general corporate purposes.

(d) Withdrawal from Purchase Period.

(i) A Participant may withdraw from a purchase period by filing the prescribed notification form with the Plan Administrator (or its designate) on or prior to the date required by the Plan Administrator in its discretion. No further payroll deductions shall be collected from the Participant with respect to that purchase period, and the Participant may elect with respect to any payroll deductions for the purchase period collected prior to the withdrawal date to: (A) have the Company refund, in the currency originally collected, the payroll deductions which the Participant made under the Plan during that purchase period or (B) have such payroll deductions held for the purchase of shares at the end of such purchase period. If no such election is made, then such payroll deductions shall automatically be refunded at the end of such purchase period, in the currency originally collected. For purposes of this Section VII(d), a Participant who fails to meet the requirements of an Employee as set forth in Section II(h) of the Plan during a purchase period will be deemed to have elected to withdraw from such purchase period.

(ii) The Participant’s withdrawal from a particular purchase period shall be irrevocable and shall also require the Participant to re-enroll in the Plan (by making a timely filing of a new subscription agreement and payroll deduction authorization) if the Participant wishes to resume participation in a subsequent purchase period.

(iii) The Plan Administrator may at any time change the rules pertaining to the timing of withdrawals, limit the frequency of withdrawals, limit the frequency with which participants may withdraw and re-enroll in the Plan, and may impose a waiting period on participants who want to re-enroll following withdrawal.

(e) Termination of Employment/Leave of Absence. Except as provided in Section VII(l) below, if a Participant ceases to remain an Employee while his/her purchase right remains outstanding, then such purchase right shall immediately terminate and all sums previously collected from the Participant during the purchase period in which such termination occurs shall be promptly refunded to the Participant (or his or her estate, if employment termination was due to death). However, should the Participant cease active service by reason of an approved leave of absence, then the Participant shall have the election, exercisable up until the end of the purchase period in which the leave of absence commences, to (i) withdraw all the funds in the Participant’s payroll account at the commencement of such leave or (ii) have such funds held for the purchase of shares at the end of such purchase period. If no such election is made, then such funds shall automatically be held for the purchase of shares at the end of such purchase period. In no event shall any further payroll deductions be added to the Participant’s account following his/her cessation of Employee status or the commencement of such leave. Should the Participant return to active service (x) within ninety (90) days following the commencement of his/her leave of absence or (y) prior to the expiration of any longer period for which such Participant’s right to reemployment with the Company is guaranteed by statute or contract, then his/her payroll deductions under the Plan shall automatically resume upon his/her return at the rate in effect at the time the leave began, and if a new purchase period begins during the period of the leave, then the Participant will automatically be enrolled in that purchase period at the rate of payroll deduction in effect for him/her at the time the leave commenced, but payroll deductions for that purchase period shall not actually begin until the Participant returns to active service. However, an individual who returns to active employment following a leave of absence that exceeds in duration of the time period described in (x) or (y) above, as applicable, will be treated as a new common law employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of any subsequent purchase period in which he or she wishes to participate.

For purposes of the Plan, a Participant shall be considered to be an Employee for so long as such Participant remains in the active employ of the Company or any other Designated Affiliate under the Plan.

(f) Stock Purchase. The Stock subject to the purchase right of each Participant (other than Participants whose purchase rights have previously terminated in accordance with Sections VII(d) or (e) above) shall be automatically purchased on the Participant’s behalf on the last U.S. business day of the purchase period for which such purchase right remains outstanding. The purchase shall be effected by applying the amount credited to each Participant’s book account, as converted into U.S. Dollars if necessary, on the last U.S. business date of the purchase period to the purchase of whole shares of Stock (subject to the limitations on the maximum number of purchasable shares set forth in Section VII(b) and Article VIII) at the purchase price in effect for such purchase period. Any cash contributed to a Participant’s account under the Plan after a purchase of shares of Stock at the end of a purchase period shall be either carried forward to the next purchase period, applied to meet any minimum required tax withholding or returned to the Participant, as elected by the Plan Administrator.

(g) Proration of Purchase Rights. Should the total number of shares of Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and any amounts credited to the accounts of Participants shall, to the extent not applied to the purchase of Stock, be refunded to the Participants, in the currency originally collected.

(h) Shareholder Rights. A Participant shall have no rights as a shareholder with respect to shares covered by the purchase rights granted to the Participant under the Plan until the shares are actually purchased on the Participant’s behalf in accordance with Section VII(f). No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the purchase date.

(i) ESPP Broker Account. The shares purchased on behalf of each Participant shall be deposited directly into a brokerage account which the Company shall establish for the Participant at a Company-designated brokerage firm. The account will be known as the ESPP Broker Account. The Plan Administrator may adopt such policies and procedures for the Plan as it determines is appropriate, including policies and procedures regarding the transfer of shares from a Participant’s ESPP Broker Account.

(j) Assignability. Neither the Plan contributions made by a Participant nor any purchase rights granted under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution) by a Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect. Purchase rights shall be exercisable only by the Participant during the Participant’s lifetime.

(k) Merger or Liquidation of Company. In the event the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated, a merger or consolidation with a wholly-owned Subsidiary, or any other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings, regardless of whether the Company is the surviving corporation) or in the event the Company is liquidated, then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the consummation of such sale, merger, reorganization or liquidation by applying all sums previously collected from Participants during the purchase period of such transaction to the purchase of whole shares of Stock, subject, however, to the applicable limitations described in Section VII(b).

(l) Acquisitions and Dispositions. The Plan Administrator may, in its sole and absolute discretion and in accordance with principles under Section 423 of Code, create special purchase periods for individuals who become Employees solely in connection with the acquisition of another company or business by merger, reorganization or purchase of assets and may provide for special purchase dates for Participants who will cease to be Employees solely in connection with the disposition of all or a portion of any Designated Affiliate or a portion of the Company, which purchase periods and purchase rights granted pursuant thereto shall, notwithstanding anything stated herein, be subject to such terms and conditions as the Plan Administrator considers appropriate in the circumstances.

(m) Notice by Participants of Disqualifying Dispositions. As a condition for Plan participation, each Participant agrees that the Company shall be notified, through the ESPP Broker Account (or by the Participant in writing if the Participant’s Stock is not held therein), immediately after any sale or transfer of Stock that is both purchased through the Plan and is sold or disposed of within the two year period beginning with the purchase period in which the Stock was purchased, but only to the extent that the Stock is acquired under the Plan in a manner that is intended to meet the qualification requirements under Section 423 of the Code.

VIII. ACCRUAL LIMITATIONS

(a) No Participant shall be entitled to accrue rights to acquire Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) Stock rights accrued under other purchase rights outstanding under the Plan and (ii) similar rights accrued under other employee stock purchase plan of the Company or any Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand dollars ($25,000) worth of Stock (determined on the basis of the fair market value of such stock on the date or dates such rights are granted to the Participant) for each calendar year such rights are at any time outstanding.

(b) For purposes of applying the accrual limitations of Section VIII(a), the right to acquire Stock pursuant to each purchase right outstanding under the Plan shall accrue as follows:

(i) The right to acquire Stock under each such purchase right shall accrue as and when the purchase right first becomes exercisable on the last U.S. business day of each purchase period the right remains outstanding.

(ii) No right to acquire Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Twenty-Five Thousand U.S. Dollars (US$25,000) worth of Stock (determined on the basis of the fair market value on the date or dates of grant) pursuant to one or more purchase rights held by the Participant during such calendar year.

(iii) If by reason of the Section VIII(a) limitations, one or more purchase rights of a Participant do not accrue for a particular purchase period, and then the payroll deductions which the Participant made during that purchase period with respect to such purchase rights shall be promptly refunded in the currency originally collected.

(c) In the event there is any conflict between the provisions of this Article VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

IX. AMENDMENT AND TERMINATION

(a) The Board or the Compensation Committee of the Board may from time to time alter, amend, suspend or discontinue the Plan; provided, however, that no such action shall adversely affect purchase rights at the time outstanding under the Plan unless necessary or desirable to comply with any applicable law, regulation or rule; and provided, further, that no such action of the Board or the Compensation Committee of the Board may, without the approval of the shareholders of the Company, increase the number of shares issuable under the Plan (other than adjustments pursuant to Sections VI(b) and VII(b)), alter the purchase price formula so as to reduce the purchase price specified in the Plan, or materially modify the requirements for eligibility to participate in the Plan.

(b) Without shareholder approval and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Plan Administrator shall be entitled to, in addition to, and without limitation with respect to, what is permitted pursuant to Section IX(a), cancel or change the purchase periods, limit the frequency and/or number of changes in the amount withheld during a purchase period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed enrollment forms, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Stock for each Participant properly correspond with amounts withheld from the Participant’s Eligible Earnings, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion advisable which are consistent with the Plan.

X. TAXES

(a) It is the Company’s intention that purchase rights under the Plan qualify to the maximum extent possible for favorable tax treatment under Section 423 of the Code when granted to Employees who are employed by a Designated Affiliate that is a “subsidiary corporation” of the Company as determined under Section 424(f) of the Code. To the extent that purchase rights are granted to an Employee employed by a Designated Affiliate that is not a subsidiary corporation under Section 424(f) of the Code, then such purchase rights will not qualify for favorable tax treatment under Section 423 of the Code. The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code except for the Company being able to extend purchase right to Employees employed by a Designated Affiliate that is not a subsidiary corporation of the Company under Section 424(f) of the Code.

(b) It is intended that purchase rights that do not qualify for favorable tax treatment under Section 423 of the Code shall not constitute nonqualified deferred compensation subject to the requirements of Section 409A of the Code, and the provisions of the Plan shall be construed consistent with this intention. Notwithstanding any provision of the Plan to the contrary, in the event that the Plan Administrator determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code, the Plan Administrator may (i) adopt such amendments to the Plan and appropriate policies and procedures, including amendments and policies with retroactive effect, that it determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and/or (ii) take such other actions as the Plan Administrator determines necessary or appropriate to comply with the requirements of Section 409A of the Code. No action shall be taken under the Plan that shall cause an Award to fail to comply with Section 409A of the Code, to the extent applicable to purchase rights hereunder. However, in no event shall any member of the Board, the Company or any of its Affiliates (including their respective employees, officers, directors or agents) have any liability to any Participant (or any other person) with respect to taxes under Section 409A of the Code.

(c) A Participant shall be required to pay to the Company or any of its Affiliates, and the Company or any of its Affiliates shall have the right and is hereby authorized to withhold, from any cash, shares of Stock, other securities or other property deliverable under the Plan or from any compensation or other amounts owing to a Participant, the amount (in cash, shares of Stock, other securities or other property) of any minimum required withholding taxes in respect of purchase rights or any payment or transfer under the Plan and to take such other action as may be necessary in the opinion of the Plan Administrator or the Company to satisfy all obligations for the payment of such withholding and taxes. Without limiting the generality of foregoing, the Plan Administrator may, in its sole discretion, permit a Participant to satisfy, in whole or in part, any minimum required tax withholding liability by (i) the delivery of shares owned by the Participant having a fair market value equal to such withholding liability or (ii) having the Company withhold from the number of shares of Stock otherwise issuable or deliverable under the Plan a number of shares with a fair market value equal to such minimum required statutory withholding liability.

XI. GENERAL PROVISIONS

(a) The Plan shall terminate upon the earlier of (i) ten years after its Effective Date, or (ii) the date on which all shares of Stock available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan.

(b) Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Employee or other person the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate the employment of such Employee or other person.

(c) All notices, elections or other communications by a Participant to the Company or the Plan Administrator under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Plan Administrator at the location, or with the person, designated by the Plan Administrator for the receipt thereof.

(d) All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

(e) Any documents that the Company may use in the administration of the Plan, may be delivered in paper or electronic medium, including but not limited to email or the posting on a web site maintained by the Company or a third party under contract with the Company.

(f) The laws of the State of Delaware shall have control over all matters and disputes arising under the Plan.

(g) The rights and privileges of all Participants under the Plan shall be the same (except as otherwise required by applicable law).

PREMIER, INC. 13034 BALLANTYNE CORPORATE PLACE CHARLOTTE, NC 28277

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Standard Time on December 4, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Standard Time on December 4, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

If you vote your proxy by Internet or telephone, you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M78853-P55279                KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PREMIER, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	☐	☐	☐
Nominees:
01) Stephen R. D’Arcy
02) Lloyd H. Dean
03) Charles E. Hart, MD
04) Philip A. Incarnati
05) Alan R. Yordy
The Board of Directors recommends that you vote FOR the following proposal:							For	Against	Abstain
2.	Proposal to ratify the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for fiscal year 2015.						☐	☐	☐
The Board of Directors recommends that you vote FOR the following proposal:							For	Against	Abstain
3.	Proposal to approve the Premier, Inc. Employee Stock Purchase Plan.						☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
For address changes and/or comments, mark here. (see reverse for instructions)				☐
Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

M78854-P55279

PREMIER, INC.

ANNUAL MEETING OF STOCKHOLDERS

FRIDAY, DECEMBER 5, 2014 10:00 AM

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Jeffrey W. Lemkin and Michael J. Alkire, and each of them, as attorney, agent and proxy of the undersigned, each with the full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of each class of common stock of PREMIER, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EST on Friday, December 5, 2014, at the Premier, Inc. Corporate Headquarters, 13034 Ballantyne Corporate Place, Charlotte, North Carolina, and any postponement or adjournment thereof, with all powers that the undersigned would have if personally present.

This proxy, when properly executed, will be voted as specified by the undersigned on the reverse side. If no choice is specified, the proxy will be voted as to all shares of the undersigned: FOR the election of all nominees for director listed on the reverse side and FOR Proposals 2 and 3. The proxies are hereby authorized to vote all shares of the undersigned in their discretion upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

Please date and sign exactly as your name appears on the form and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side)

(Continued and to be marked, dated and signed on the reverse side)

PREMIER, INC. 13034 BALLANTYNE CORPORATE PLACE CHARLOTTE, NC 28277	WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 12:00 P.M. Eastern Standard Time on December 3, 2014. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, voting instruction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 12:00 P.M. Eastern Standard Time on December 3, 2014. Have your voting instruction card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Voting instructions must be received by 12:00 P.M. Eastern Standard Time on December 3, 2014.

Your Internet or telephone vote instructs the Trustee how you want to vote the shares.

If you provide voting instructions by Internet or telephone, you do NOT need to mail back your voting instruction card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M78855-P55279	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

PREMIER, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors		☐	☐	☐
Nominees:
	01)	Stephen R. D’Arcy
	02)	Lloyd H. Dean
	03)	Charles E. Hart, MD
	04)	Philip A. Incarnati
	05)	Alan R. Yordy
The Board of Directors recommends that you vote FOR the following proposal:								For	Against	Abstain
2.	Proposal to ratify the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for fiscal year 2015.							☐	☐	☐
The Board of Directors recommends that you vote FOR the following proposal:								For	Against	Abstain
3.	Proposal to approve the Premier, Inc. Employee Stock Purchase Plan.							☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
For address changes and/or comments, mark here. (see reverse for instructions)					☐
Please indicate if you plan to attend this meeting.			☐	☐
			Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

M78856-P55279

PREMIER, INC.

ANNUAL MEETING OF STOCKHOLDERS

FRIDAY, DECEMBER 5, 2014 10:00 AM

The undersigned hereby instructs the Trustee of the Class B common stock voting trust to vote, as designated on the reverse side of this ballot, all of the shares of Class B common stock of PREMIER, INC. that the undersigned is entitled to instruct the Trustee to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EST on Friday, December 5, 2014, at the Premier, Inc. Corporate Headquarters, 13034 Ballantyne Corporate Place, Charlotte, North Carolina, and any postponement or adjournment thereof.

Based on the instructions provided by the beneficial holders of the Class B common stock and pursuant to the voting trust agreement, the Trustee will vote all of the Class B common stock as a block in the manner determined by the plurality of the votes timely received by the Trustee from the Class B common stockholders for the election of directors to serve on our Board of Directors, and by a majority of the votes timely received by the Trustee from the Class B stockholders for all other matters. Upon retirement of shares of Class B common stock in connection with any Class B common unit exchange, such Class B common shares will no longer be eligible to be voted by the Trustee, and the Trustee will not include those ineligible shares in its determination of the vote to be made on behalf of the holders of Class B common stock at the Annual Meeting. The Board of Directors recommends a vote FOR all director nominees and FOR proposals 2 and 3.

Please date and sign exactly as your name appears on the form and mail the instruction card promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side)

(Continued and to be marked, dated and signed on the reverse side)